    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON __________, 1999

                           REGISTRATION NOS. 33-75926
                    INVESTMENT COMPANY ACT FILE NO. 811-8384



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         PRE-EFFECTIVE AMENDMENT NO. [ ]


                        POST-EFFECTIVE AMENDMENT NO. 17 [X]


                                     AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              AMENDMENT NO. 19 [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                               CENTURA FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES WITH ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 442-3688

                            ELLEN F. STOUTAMIRE, ESQ.
                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:
                             JEFFREY L. STEELE, ESQ.
                             DECHERT PRICE & RHOADS
                              1775 EYE STREET, N.W.
                             WASHINGTON, D.C. 20006

      It is proposed that this filing will become effective:



        immediately upon filing pursuant to paragraph (b)
        75 days after filing pursuant to paragraph (a)(2)
        on (date) pursuant to ---- paragraph (a)(2) of rule 485 60 days after filing pursuant to paragraph (a)(1)
  X     on April 24, 1999 pursuant to paragraph (b)




                    If appropriate, check the following box:


    this post-effective amendment designates a new effective date for a
               ---- previously filed post-effective amendment

                                     PART A

Preliminary Note:

The Registrant's Prospectuses relating to Class A, B and C shares of Centura Mid-Cap Equity Fund, Centura Large Cap Equity Fund, Centura Southeast Equity Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax Free Bond Fund, dated August 26, 1998, and Registrant's Prospectuses relating to Class A Shares and Class C Shares of the Centura Money Market Fund, dated
April 29, 1998 are herein incorporated by reference.

                               CENTURA FUNDS, INC.
                              CROSS REFERENCE SHEET
                              PURSUANT TO RULE 495
                        UNDER THE SECURITIES ACT OF 1933


N-1A ITEM NO.  LOCATION

Part A         Prospectus Caption

Item 1.        Cover Page
Item 2.        Highlights
Item 3.        N/A
Item 4.        The Fund; Description of Securities and Investment
               Practices; Investment Restrictions
Item 5.        Management of the Fund; Portfolio Transactions
Item 5A        N/A
Item 6.        Other Information; Dividends, Distributions and Federal
               Income Taxation
Item 7. Fund Share Valuation; Purchase of Fund Shares; Management of the Fund
Item 8.        Redemption of Fund Shares
Item 9.        N/A

Part B         Heading in Statement of Additional Information

Item 10.       Cover Page
Item 11.       Table of Contents
Item 12.       N/A
Item 13.       Investment Policies
Item 14.       Management
Item 15.       Other Information
Item 16.       Management
Item 17.       Portfolio Transactions
Item 18.       Other Information
Item 19.       Purchase of Fund Shares; Redemption of Fund Shares
Item 20.       Taxation
Item 21.       Management
Item 22.       Other Information
Item 23.       Financial Statements

                                     PART C

Information to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                           CENTURA QUALITY BOND FUND

                       (A SERIES OF CENTURA FUNDS, INC.)



                       CLASS A SHARES AND CLASS B SHARES


                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                        GENERAL AND ACCOUNT INFORMATION
                                 (800) 442-3688

                            CENTURA BANK -- ADVISER
                       SOVEREIGN ADVISERS -- SUB-ADVISER
                BISYS FUND SERVICES -- ADMINISTRATOR AND SPONSOR
                 CENTURA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR


     This Prospectus describes Centura Quality Bond Fund ("Fund"), one of the seven Funds ("Funds") comprising Centura Funds, Inc. ("Company"), a registered open-end management investment company advised by Centura Bank ("Adviser") and Sovereign Advisers ("Sub-Adviser"). The Fund is a separate portfolio of the Company.


     This Prospectus relates to Class A shares and Class B shares which are sold to the public as an investment vehicle for individuals, institutions, corporations and fiduciaries. Class C shares, available only to certain institutional investors, are not offered hereby. (See "Other Information -- Capitalization"). Class A shares and Class B shares each bear certain expenses related to their distribution, calculated at an annual rate and based on a percentage of the average daily net assets of the class.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS, SUCH AS THE FUND, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.


     A Statement of Additional Information (the "SAI"), dated April 24, 1999, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into the Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information numbers printed above.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


                 The Date of this Prospectus is April 24, 1999

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Highlights..................................................    3
Fund Expenses...............................................    5
The Fund....................................................    7
Description of Securities and Investment Practices..........    7
Investment Restrictions.....................................   15
Risks of Investing in the Fund..............................   16
Management of the Fund......................................   18
Pricing of Fund Shares......................................   21
Minimum Purchase Requirements...............................   23
Purchase of Fund Shares.....................................   24
Retirement Plan Accounts....................................   25
Exchange of Fund Shares.....................................   25
Redemption of Fund Shares...................................   26
Portfolio Transactions......................................   30
Fund Share Valuation........................................   30
Dividends, Distributions, and Federal Income Taxation.......   31
Other Information...........................................   32
Performance Information.....................................   33
Appendix....................................................    i

                                   HIGHLIGHTS

THE FUND

     The Fund seeks current income and capital appreciation. It pursues this objective by investing in a diversified portfolio consisting primarily of investment grade debt securities. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without approval of the Fund's shareholders. See "The Fund."

RISKS OF INVESTING IN THE FUND


     Investment in the Fund involves certain risks. The value of securities in the Fund's portfolio, and of the Fund's shares, will move up and down in response to interest rate fluctuations and other economic conditions. Generally, increases in current interest rates will cause the value of the Fund's portfolio securities, and thus its shares, to decline, while declines in current interest rates will cause the Fund's portfolio securities and its shares to increase in value. These changes can provide opportunity for capital gain or loss for the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss in principal value that is inherent in its investments. The Fund has authority to invest in various types of derivative instruments, which entail special risks. See "Risks of Investing in the Fund."


THE ADVISER AND SUB-ADVISER

     Management supervision of the Fund is provided by Centura Bank (the "Adviser"), headquartered in Rocky Mount, North Carolina. Day-to-day management of the Fund's portfolio is provided by Sovereign Advisers ("Sub-Adviser"), a registered investment adviser located in Charlotte, North Carolina. For its management services, the Adviser is entitled to receive from the Fund a fee at an annual rate of 0.60% based on the Fund's average daily net assets. Out of its fee the Adviser pays the Sub-Adviser a fee at an annual rate of 0.30% based on the Fund's average daily net assets.

THE DISTRIBUTOR, ADMINISTRATOR AND SPONSOR

     Centura Funds Distributor, Inc. ("Distributor") distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Sponsor and Administrator to the Fund. For its services as Administrator, the Fund pays BISYS a fee at the annual rate of 0.15% of its average daily net assets. BISYS Fund Services, Inc., an affiliate of BISYS, also acts as transfer agent and fund accounting agent for the Fund, for which it receives additional fees.

CLASSES OF SHARES

     Class A shares and Class B shares differ principally with respect to sales charges and the rate of expenses to which they are subject. Investors may select the class that best suits their investment needs. Class A shares are offered with a maximum front-end sales charge of 2.75%. The initial sales charge may be reduced or waived in certain cases. See "Purchase of Fund Shares." Class B shares are offered at net asset value, with no front-end sales charge. Shares of each class are also subject to service and distribution fees calculated as a percentage of the net asset value of each class which, pursuant to voluntary limits set by the Distributor, may not exceed 0.25% for Class A shares and 0.75% for Class B shares. Without these limits, the maximum fee for Class A shares would be 0.50%, and, for Class B shares, would be 1.00%. Shareholders who redeem Class B shares within five years from the date of purchase will be assessed a contingent deferred sales charge ("CDSC") declining from a maximum in the first year after purchase of 3.00% to a minimum in the fifth year after purchase of 1.00% with no CDSC for redemptions subsequent to the fifth year. The CDSC may be waived in certain cases. On the seventh anniversary of their purchase date, Class B shares convert automatically to Class A shares, which bear a lower Service and Distribution Fee. See "Management of The Fund -- The Distributor." Class C shares of the Fund, not offered by this Prospectus, are available only to certain institutional investors. See "Other Information -- Capitalization."

     A prospective investor in Class A or Class B shares, in selecting between these classes, should consider the respective impact of the sales charge or CDSC together with the cumulative effect of the Service and Distribution Fees for each class over the anticipated period of investment, as well as the effect of any sales charge or CDSC waivers to which the investor may be entitled. For purchasers (other than those eligible to invest in Class C shares) contemplating an investment of at least $250,000, the Fund believes it is preferable to purchase Class A shares. Investors should be aware that other expenses attributable to each class may differ slightly due to the allocation to each class of certain "class specific" expenses, including, primarily, distribution expenses. Finally, investors should be aware that persons selling shares of the Fund may receive different levels of compensation for sales of Class A and Class B shares.

GUIDE TO INVESTING IN THE FUND

     Purchase orders for the Fund received by your broker or Service Organization in proper order and transmitted to the Fund prior to 4:00 p.m. Eastern time will become effective that day.

Minimum Initial Investment..................................       $1,000
Minimum Initial Investment for IRAs and other qualified
  retirement plans..........................................       $  250
Minimum Subsequent Investment...............................       $  250
  (no minimum for IRA and other qualified retirement plans)
Minimum Investment per pay period for Payroll Deduction
  Plan......................................................       $   50
  (No investment is required to initiate this plan.)
Minimum Amount Per Investment Under Automatic Investment
  Plan......................................................       $   50
  (No investment is required to initiate this plan.)
  Shareholders may exchange shares of a particular class of
     Fund for shares of the same class in another Fund by
     telephone or mail, but they should first obtain and
     read the prospectus for the other Fund
Minimum exchange............................................         NONE
  (HOWEVER, AN INVESTOR MUST SATISFY THE $1,000 MINIMUM
     INVESTMENT FOR EACH FUND INTO WHICH HE OR SHE
     EXCHANGES.)
  SHAREHOLDERS MAY REDEEM SHARES BY TELEPHONE, MAIL OR WIRE.

     The Fund reserves the right to redeem upon not less than 30 days' notice all shares for a shareholder account having an aggregate value of less than
$               .

     All dividends and distributions will be automatically reinvested at net asset value in additional shares of the same class of the Fund unless cash payment is requested. The Fund pays dividends from income, if any, monthly.

     See "Purchase Of Fund Shares," "Redemption Of Fund Shares" And "Dividends, Distributions And Federal Income Taxation" for more information.

                                 FUND EXPENSES

     The following expense tables indicate costs and expenses that an investor in Class A shares or Class B shares should anticipate incurring either directly or indirectly as a shareholder in the Fund.

                                   FEE TABLE*


                                                              CLASS A    CLASS B
                                                              -------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)........................................   2.75%        --
Maximum Sales Charge Imposed on Reinvested Dividends (as a
  percentage of offering price).............................     --         --
Deferred Sales Charge (as a percentage of redemption
  proceeds)(a)..............................................     --       3.00%
Exchange Fees...............................................     --         --
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
  net assets annualized)
Management Fees.............................................   0.60%      0.60%
12b-1 Fees.(after waiver)(b)................................   0.25%      0.75%
Other Expenses..............................................   0.55%      0.55%
Total Portfolio Operating Expenses(c).......................   1.40%      1.90%


---------------

* The information in the Fee Table relates only to Class A shares and Class B shares. Class C shares pay no Sales Charge, Deferred Sales Charge or
  12b-1 fees. (See "Other Information -- Capitalization.")

(a) Shareholders who redeem shares by wire may be charged a fee by the banks receiving the wire payments on their behalf. (See "Redemption of Fund Shares.")


(b) Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of the Fund, long-term shareholders may pay more initial sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. The 12b-1 fees in the above Fee Table represent fees anticipated to be paid by the Fund. Class A shares of the Fund are permitted to pay 12b-1 fees up to 0.50%, and Class B shares are permitted to pay 12b-1 fees up to 1.00%. However, the Distributor has undertaken to limit 12b-1 fees to 0.25% for Class A shares and to 0.75% for Class B shares for the current fiscal year. See "Management of the Fund -- The Distributor."



(c) Total Portfolio Operating Expenses for the Fund are estimated. Absent the limitation applicable to 12b-1 fees, "Total Portfolio Operating Expenses" for Class A shares would be 1.65% and "Total Portfolio Operating Expenses" for Class B shares of the Fund would be 2.15%.

EXAMPLE*

     An investor would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                          CLASS A                             CLASS B
                          -------                             -------
Assuming complete redemption at the end of each time period:
  1 year....................................................    $41       $49
  3 years...................................................    $71       $90
Class B Shares assuming no redemption:
  1 year....................................................              $19
  3 years...................................................              $60

---------------

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

                                    THE FUND


     The Fund's investment objective is to provide current income and capital appreciation. It pursues this objective by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in: obligations of the U.S. government, its agencies and instrumentalities; corporate bonds of U.S. issuers; and mortgage-backed securities issued by U.S. government agencies. These debt obligations may pay either fixed or variable rates of interest, or they may be zero coupon obligations.


     The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, taxable municipal obligations and money market instruments. The Fund may also invest in income-producing securities issued by real estate investment trusts ("REITs"). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio. The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.


     Debt obligations acquired by the Fund will be rated at least investment grade (BBB or better by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Sub-Adviser. At least 70% of the Fund's portfolio securities will be rated A or better by Moody's or S&P or, if unrated, deemed of comparable quality by the Sub-Adviser. If the rating of a security held by the Fund is reduced, the Sub-Adviser is not required to sell the security but will do so if and when the Sub-Adviser believes the sale is in the best interests of the Fund. Up to 30% of the Fund's assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Sub-Adviser) at the time of purchase by the Fund, in preferred stocks and in convertible securities. (See "Risks of Investing in the Fund" for risks of investing in securities rated BBB or Baa.)


OTHER INVESTMENT POLICIES OF THE FUND

     The Fund may also invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in other mutual funds because investors bear indirectly a proportionate share of the expenses of such companies, including operating costs, and investment advisory and administration fees. The Fund has authority to lend its portfolio securities.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan

Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Bank Obligations. These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities.

     Preferred Stock. Preferred stock represents an equity in a corporation that is intermediate between bonds and common stock in its right to dividends.

     Convertible Securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

     Corporate Debt Securities. The Fund's investments in corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings and maturity criteria established for the Fund under the direction of the Board of Directors or, if unrated, are in the Sub-Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Fund."

     Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements permit the Fund to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Sub-Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under a repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans Of Portfolio Securities. To increase current income the Fund may lend its portfolio securities worth up to 5% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

     Variable And Floating Rate Demand And Master Demand Notes. The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The repurchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of the Fund's net assets.

     The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the Fund's rating criteria.

     Forward Commitments And When-Issued Securities. The Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

     Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect passing through monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Sub-Adviser may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and nongovernmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the SAI.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

     It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Sub-Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

     Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) are developed from time to time and may be purchased by the Fund to the extent consistent with its investment objective and policies.

     Foreign Securities. The Fund may invest in dollar-denominated debt obligations of foreign issuers. Securities of foreign issuers involve special risks. See "Risks of Investing in the Fund."

     Futures Contracts And Options. The Fund may purchase and sell futures contracts on securities, and indices of securities, and write and sell put and call options on securities, and indices of securities as a hedge against changes in interest rates, security prices, and other market developments. See "Risks of Investing in the Fund" for a discussion of risks related to investing in futures contracts and options.

     Interest Rate Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if the Fund holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

     Option Writing and Purchasing. The Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may also purchase put and call options. The Fund will not write covered calls on more than 25% of its portfolio, and the Fund will not write covered calls with strike prices lower than the underlying securities' cost bases on more than 24% of its total portfolio. The Fund may not invest more than 5% of its total assets in option purchases.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time the Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Sub-Adviser and verified in appropriate cases. OTC options transactions will be made by the Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Fund's 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by the Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

     It may be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

     Options on Futures Contracts. The Fund may purchase and write put options and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

     The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

     The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

     The Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

     Limitations on Futures Contracts and Options on Futures Contracts. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by the Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

     Municipal Obligations. The Fund may invest in taxable securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing ("Municipal Obligations"). Municipal Obligations include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, asset-backed certificates, commercial paper, short-term municipal notes, and stand-by commitments. It may be anticipated that governmental, government-related or private entities will create other taxable securities in addition to those described above. As these new types of securities are developed, the Sub-Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such types of Municipal Obligations. Municipal Obligations in which the Fund may invest include "general obligation" and "revenue" securities. General obligation securities are backed by the issuer's full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited in terms of rate or amount or special assessments. Revenue securities are secured primarily by net revenues generated by a particular facility or group of facilities, or by the proceeds of a special excise or other specific revenue source. Additional security may be provided by a debt service reserve fund. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs generally relate to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities.

     Municipal Lease Obligations. The Fund may invest in taxable municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal Obligations. The Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Sub-Adviser, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Company's Board of Directors will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Sub-Adviser will evaluate the credit quality and, pursuant to guidelines adopted by the Directors, the liquidity of the security. In making its evaluation, the Sub-Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. For further discussion regarding municipal lease obligations, see "Risks of Investing in the Funds" in this Prospectus and "Investment Policies" in the SAI.

     Stand-By Commitments. The Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives the Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

     The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

     It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

     There is no assurance that stand-by commitments will be available to the Fund nor does the Fund assume that such commitments would continue to be available under all market conditions.

     Third Party Puts. The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

     Participation Interests. The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Sub-Adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the Municipal Obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the Municipal Obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or
(c) upon a default under the terms of the Municipal Obligation. The selling bank will receive a fee from the Fund in connection with the arrangement.

                            INVESTMENT RESTRICTIONS

     The following restrictions are applicable to the Fund. The Fund may not:

          (1) with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (2) purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

          (3) borrow money, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes. A Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets.

          (4) make loans, except that the Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements with respect to its portfolio securities, and (c) purchase the types of debt instruments described in this Prospectus or the SAI.

     For purposes of investment restriction number (1), the Fund considers a Municipal Obligation to be issued by the government entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a nongovernmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment restriction
(2). For purposes of investment restriction (2), public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

     The foregoing investment restrictions and those described in the SAI as fundamental are policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities as described under "Other Information -- Voting."

     Additionally, as a non-fundamental policy, the Fund may not invest more than 15% of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                         RISKS OF INVESTING IN THE FUND


     The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund and shareholders can lose money on their investment. Shareholders should expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In an attempt to minimize that risk, the Sub-Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, the Fund is managed within certain limitations that restrict the amount of its investment in any single issuer.



     Debt Securities. The debt securities in which the Fund will primarily invest have risks related to changes in interest rates, to their maturity and to their credit ratings. The values of debt securities held by the Fund will tend to vary inversely with changes in current interest rates. Thus, the value of the debt securities held by the Fund will generally decrease if current interest rates rise and will increase if current interest rates decline. It is also generally true that the risk of principal fluctuation for debt securities is greater the longer is their remaining term to maturity. Thus, the securities held by the Fund, although they typically have a higher yield, will tend to carry more risk of principal fluctuation than securities with shorter maturities. Finally, the lower the credit rating of debt securities, the higher is the risk of default for payment of principal and/or interest. Thus, securities rated AAA or Aaa by S&P or Moody's will generally carry less risk of default than securities rated BBB or Baa by S&P or Moody's. In particular, securities rated BBB or Baa may have speculative characteristics. Although they are considered to have adequate capacity to pay principal and interest when due, certain protective elements are lacking so that unfavorable economic developments may negatively affect their capacity to pay. Although securities rated BBB or Baa typically pay higher yields than more highly rated securities, they also have greater potential price variability.


     Foreign Securities. The Fund may invest in dollar-denominated debt obligations of foreign issuers. Investing in the securities of issuers in any foreign country involves special risks an) considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. The Fund's objective may be affected either unfavorably or favorably by indigenous economic and political developments.

     Through the Fund's flexible policies, the Sub-Adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Fund's investments. See the SAI for information about foreign securities.

     Zero Coupon And Pay-In-Kind Securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends.

     Municipal Lease Obligations. Municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. For more information on risks of municipal lease investments, see the SAI.

     Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position. If the Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

     Risks Of Futures And Related Options Transactions. There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that the Sub-Adviser's forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in the Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited.

     The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system.

     The Fund may trade futures contracts and options on futures contracts on U.S. domestic markets and on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.


                             MANAGEMENT OF THE FUND

     The business and affairs of each Fund are managed under the direction of the Board of Directors. The Directors are Leslie H. Garner, Jr., James H. Speed, Jr., Frederick E. Turnage, Lucy Hancock Bode and J. Franklin Martin. Additional information about the Directors, as well as the Company's executive officers, may be found in the SAI under the heading "Management -- Directors and Officers."

THE ADVISER: CENTURA BANK


     The Adviser, Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, is a member bank of the Federal Reserve System. Centura Bank and its parent, Centura Banks, Inc., were formed in 1990 through a merger of two other Rocky Mount, North Carolina bank holding companies and their subsidiary banks. The Adviser has served as investment adviser to Centura Funds, Inc. since the Company's commencement of operations in 1994. The Adviser also, since 1991, managed several common and collective trust funds that were later converted into various of the Funds.


     The Adviser provides overall management for the Company and the Fund. For the management services it provides the Fund, the Adviser receives fees from the Fund, payable monthly, at an annual rate of 0.60% based on the Fund's average daily net assets. Out of its fees from the Fund, the Adviser pays the fees of the Sub-Adviser. The Adviser also serves as Custodian for the Fund's assets, for which it receives additional fees.

THE SUB-ADVISER

     Sovereign Advisers, 6302 Fairview Road, Suite 450, Charlotte, North Carolina 28210, serves as Sub-Adviser and is responsible for day-to-day management of the Fund's portfolio and placement of orders for its portfolio transactions. Fees paid to the Sub-Adviser by the Adviser for these services are paid monthly at an annual rate of 0.30% based on the Fund's average daily net assets.

     Jeffrey R. Hines serves as portfolio manager for the Fund. Mr. Hines has more than 17 years experience in the management of fixed income and equity portfolios, and provides services to a wide spectrum of individual and institutional clients including corporations, banks, hospitals, public bodies, foundations, insurance companies and universities. Prior to joining Sovereign in January 1994, he served as Senior Portfolio Manager for a Chicago-based investment management firm with more than $1.3 billion in institutional client portfolios (1992-1994) and Chief Portfolio Manager for Dana Investment Advisors (1990-1992). Former Chief Investment Officer of a government agency, Mr. Hines was responsible for the issuance of more than $200 million of municipal bonds as well as all investment decisions on the agency's cash reserves. Mr. Hines graduated from the University of Colorado and is a Chartered Financial Analyst.

THE DISTRIBUTOR

     Centura Funds Distributor, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's Distributor. The Distributor is an affiliate of the Fund's Administrator, BISYS, and was formed specifically to distribute the Centura Funds.

     The Fund has adopted a Service and Distribution plan ("Plan") with respect to its Class A and Class B shares. The Plan provides that each class of shares will pay the Distributor a fee calculated as a percentage of the value of average daily net assets of that class as reimbursement for its costs incurred in financing certain distribution and shareholder service activities related to that class.

     Class A Plan. The Class A Plan provides for payments by the Fund to the Distributor at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to its Class A shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to the Fund's Class A shares. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. The Distributor may also retain portions of the sales charges paid on Class A shares. The Distributor will limit Plan fees for Class A shares to 0.25% during the current fiscal year.

     Class B Plan. The Class B Plan provides for payments by the Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B shares. For the current fiscal year, the Distributor has agreed to limit fees for Class B shares of the Fund to 0.75%. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B shares. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B shares.

     Although Class B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 2.50% of the amounts invested in the Fund to securities dealers and other financial institutions who sell Class B shares. The Distributor may, at times, pay sales commissions higher than the above on sales of Class B shares. These commissions are not paid on exchanges from other Centura Funds and sales to investors for whom the CDSC is waived.

     Under the Plan, the Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Subject to overall limits applicable to each class, selling dealers may be paid amounts totaling up to 0.50% of the value of average daily net assets of Fund shares annually. Amounts received by the Distributor may, additionally, subject to the Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan in that year.

SERVICE ORGANIZATIONS

     Payments may be made by the Funds or by the Distributor to various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") for providing administrative services for the Fund and its shareholders, such as maintaining shareholder records, answering shareholder inquiries and forwarding materials and information to shareholders. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.50% of the daily net asset value of the shares of either class owned by shareholders with whom the Service Organization has a servicing relationship.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state regulations relating to the possible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

THE ADMINISTRATOR AND SPONSOR

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219 acts as Sponsor and Administrator of the Company. BISYS is a subsidiary of BISYS Group, Inc., which is headquartered in Little Falls, New Jersey, and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 60 families of proprietary mutual funds consisting of more than 450 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies.

     Pursuant to an Administration Agreement with the Company, BISYS provides certain management and administrative services necessary for the Fund's operations including: (a) general supervision of the operation of the Fund including coordination of the services performed by the Adviser, the Sub-Adviser, custodian, independent accountants and legal counsel; (b) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (c) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors; and (d) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, the Administrator receives from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets.

     Pursuant to a Transfer Agency Agreement, BISYS Fund Services, Inc. ("BFSI") serves as the Fund's transfer agent. Additionally, pursuant to a Fund Accounting Agreement, BFSI provides assistance in calculating the Fund's net asset values and provides other accounting services for the Fund. The Transfer Agency Agreement provides for a per account fee and reimbursement for out-of-pocket expenses in connection with shareholder servicing. The Fund Accounting Agreement provides for the Fund to pay $2,500 per month plus out-of-pocket expenses.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically the responsibility of the Administrator, the Adviser, the Sub-Adviser, or other service providers. In addition to service fees paid to providers described above, the costs borne by the Fund, some of which may vary among the classes, as noted above, include: legal and accounting expenses; Directors' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering the Fund's shares for sale with the SEC and of satisfying requirements of various state securities commissions; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparing and distributing reports, proxy statements and prospectuses to existing shareholders. The Fund bears its own expenses associated with its establishment as a portfolio of the Company. Company expenses directly attributable to the Fund or a class are charged to the Fund or class; other Company expenses are allocated proportionately among all of the Funds and classes in the Company in relation to the net assets of each Fund and class.

                             PRICING OF FUND SHARES

CLASS A SHARES

     Orders for the purchase of Class A shares will be executed at the net asset value per share of that class next determined after an order has been received, plus any applicable sales charge (the "public offering price"). The sales charge on purchases of Class A shares of the Fund is as follows:

                        AMOUNT OF SALES CHARGE REALLOWED

                                                         SALES CHARGE AS A
                                                           PERCENTAGE OF                TO DEALERS
                                                    ----------------------------    AS A PERCENTAGE OF
                                                        PUBLIC        NET AMOUNT          PUBLIC
                                                    OFFERING PRICE     INVESTED      OFFERING PRICE*
                                                    --------------    ----------    ------------------
CLASS A SHARES --
AMOUNT OF INVESTMENT:
  Less than $50,000...............................        2.75%           2.83%               2.75%
  $50,000 but less than $100,000..................        2.50%           2.56%               2.50%
  $100,000 but less than $250,000.................        2.25%           2.30%               2.50%
  $250,000 but less than $500,000.................        1.75%           1.78%               1.75%
  $500,000 but less than $1,000,000...............        1.00%           1.01%               1.00%
  $1,000,000 and over.............................        0.00%**         0.00%**       (See below)

---------------

* The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

** A 0.75% CDSC will be assessed on shares redeemed within 18 months of purchase
   (excluding shares purchased with reinvested dividends and/or distributions).

     Although no sales charge is applied to purchases of $1,000,000 or more, Centura Funds Distributor, Inc. may pay the following dealer concessions for such purchases up to 0.75% on purchases of $1,000,000 to

$1,999,999, plus an additional 0.50% on amounts from $2,000,000 to $4,999,999, plus an additional 0.25% on amounts of $5,000,000 or more.

     The sales charge will not apply to purchases of Class A shares by: (a) trust, investment management and other fiduciary accounts managed by the Adviser or the Sub-Adviser pursuant to a written agreement; (b) any person purchasing shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed by the Adviser or the Sub-Adviser pursuant to a written agreement; (c) BISYS or any of its affiliates; (d) Directors or officers of the Centura Funds; (e) directors or officers of BISYS or the Adviser, the Sub-Adviser, or affiliates or bona fide full-time employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or
(f) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Company and the plan sponsor, so long as such shares are purchased through the Fund; or (g) any person purchasing shares within an approved asset allocation program sponsored by a financial services organization. The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families. In addition, the sales charge does not apply to sales to bank trust departments, acting on behalf of one or more clients, of shares having an aggregate value equal to or exceeding $200,000.

     For purchases of $250,000 or more, the Fund believes that it is preferable for an investor (other than an institutional investor eligible to purchase Class C shares) to purchase Class A rather than Class B shares. This belief is based on an assessment of the relative costs of the two classes, including applicable sales charge or CDSC and Service and Distribution Fees. Accordingly, the Fund has adopted guidelines directing authorized brokers, investment advisers and Service Organizations that purchases of $250,000 or more by their non-institutional clients should be of Class A shares. The Fund reserves the right to vary these guidelines at any time.

CLASS B SHARES

     The Fund offers its Class B shares at their net asset value next determined after a purchase order has been received. No sales charge is imposed at the time of purchase. A CDSC is, however, imposed on certain redemptions of Class B shares. See "Redemption of Fund Shares" for more information on the CDSC. On the seventh anniversary of their purchase date, Class B shares automatically convert to Class A shares. See "Management of the Fund -- the Distributor."

     See "Dividends, Distributions and Federal Income Taxation," for an explanation of circumstances in which a sales charge paid to acquire shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

  Right Of Accumulation

     The Fund permits sales charges on Class A shares to be reduced through rights of accumulation. For Class A shares, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $50,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any other Class A shares of those Funds in the Company owned at the time by the investor. The sales charge imposed on the Class A shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A shares of the Fund and of other Centura Funds valued at $100,000 and purchased an additional $20,000 of shares of these Funds (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors, their dealers, or Service Organizations make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of shares of the Centura Funds. If the investor knows that he will be making additional purchases of shares in the future, he may wish to consider executing a Letter of Intent.

  Letter Of Intent

     The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Fund. Shares of the Fund previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder, dealer, or Service Organization notifies the Fund of such prior purchases.

     A Letter of Intent permits an investor in Class A shares to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Fund, increase the amount of the stated goal. In that event, shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Fund shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Fund.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Fund is $1,000, except that the minimum investment required for an IRA or other qualified retirement plan is $250. Any subsequent investments must be at least $250, except for an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application unless otherwise agreed upon when purchases are made through an authorized securities dealer or financial institution. A Purchase Application accompanies this Prospectus. However, a separate application is required for IRA and other qualified retirement plan investments. The Fund reserves the right to reject purchase orders.

                            PURCHASE OF FUND SHARES

     All consideration received by the Fund for the purchase of shares is invested in full and fractional shares of the indicated class of the Fund. Certificates for shares are not issued. BISYS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a monthly statement of transactions, holdings and dividends.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, a Purchase Application must have been completed and the customer must notify the broker, investment adviser or Service Organization of the amount to be invested. The broker will then contact the Fund to place the order.

     Orders received by the broker or Service Organization in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Written confirmation of an order should be received a few days after the broker has placed the order.

     Through The Fund. Orders may be placed directly with the Fund. For an initial investment, the investor should submit a completed Purchase Application together with a check or other negotiable bank draft for at least $1,000 (or any lower applicable minimum required for an initial investment) to:

                              Centura Funds, Inc.
                                P.O. Box 182485
                           Columbus, Ohio 43218-2485

     No third party or foreign checks will be accepted.

     Subsequent investments may be made by sending a check or other negotiable bank draft for at least $250 (or any lower applicable minimum for a subsequent investment) to the same address. The investor's letter of instruction should include: (a) the name of the Fund and class of shares to be purchased; and (b) the account number.

     If orders placed through the Fund's Distributor are paid for by check, the order becomes effective on the day on which funds are made available with respect to the check, which will be the same day of receipt of the check if the check is received by 2:00 p.m., Eastern time. A customer who purchases Fund shares through the Distributor by personal check will be permitted to redeem those shares only after the purchase check has been collected, which may take up to 15 days or more. Customers who anticipate the need for more immediate access to their investment should purchase shares with federal funds. A customer purchasing Fund shares through a Shareholder Servicing Agent should contact his or her Shareholder Servicing Agent with respect to the ability to purchase shares by check and the related procedures.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. An investor's bank may wire Federal funds to the Fund. In most cases, the bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is a member. The bank will normally charge a fee for handling the transaction. A completed Account Application must be overnighted to the Fund at Centura Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Fund at 1-800-442-3688 prior to 4:00 p.m., Eastern Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Fund, the Distributor and the custodian bank are all open for business. To purchase shares by a federal funds wire, investors should first contact the Fund at 1-800-442-3688 for complete instructions.

     Investors who have read the Prospectus may establish a new regular account through the Wire Desk; IRAs and other qualified retirement plan accounts may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all dividends and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. By using the Purchase Application, an investor may specify other distribution options and may add any special features offered by the Fund.

     Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% federal tax withholding.

     Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Fund by telephone at 1-800-44CENTURA (442-3688).

     Automatic Investment Program. An eligible shareholder may also participate in the Centura Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. No investment is required to initiate this Program. Shareholders may elect to make investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month or calendar quarter into their established Fund account. Contact the Fund for more information about the Centura Automatic Investment Program.

     By Payroll Direct Deposits. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in the Fund. Participants in the Payroll Direct Deposit Program may make periodic investments of at least $50 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                            RETIREMENT PLAN ACCOUNTS

     The Fund may be used as a funding medium for IRAs and other qualified retirement plans ("Retirement Plans"). The minimum initial investment for an IRA or a Retirement Plan is $250, with no minimum for subsequent investments. Completion of a special application is required in order to create such an account. Fund shares may also be purchased for IRAs and Retirement Plans established with other authorized custodians. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Retirement Plan accounts, call the Fund at 1-800-44CENTURA (442-3688).

                            EXCHANGE OF FUND SHARES

     The Fund offers two convenient ways to exchange shares of the Fund for shares of another Fund in the Company. Shares of a particular class of the Fund may be exchanged only for shares of that same class in another Fund. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of the Fund for shares of the same class of another Fund that has not satisfied applicable requirements for sale in the state of the shareholder's residence. There is no minimum for exchanges, provided the investor has satisfied the $1,000 minimum investment requirement for the Fund into which he or she is exchanging, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values of the applicable Funds next determined following receipt of the request by the Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired, over the amount of any sales load previously paid on the shares to be exchanged. No sales charge is assessed on an exchange of Class A shares that have been held for more than two years. No service fee is imposed on any exchange. See "Dividends, Distributions and Federal Income Taxation" for an explanation of circumstances in which a sales charge paid to acquire shares of the Fund may not be taken into account in determining gain or loss on the disposition of those shares.

     Exchange By Mail. To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Fund. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Centura Fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

     Exchange By Telephone. To exchange Fund shares by telephone or to ask any questions, shareholders may call the Fund at 1-800-44CENTURA (442-3688). Please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are provided automatically to each shareholder unless otherwise specifically indicated on the Purchase Application. The Fund employs procedures, including recording telephone calls, testing caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part on any business day. If a shareholder holds shares in more than one class of the Fund, any request for redemption must specify the class from which shares are to be redeemed. In the event a shareholder fails to make such a specification or if there are insufficient shares of the specified class to satisfy the redemption order, the redemption order will be delayed until the Fund's transfer agent receives further instructions from the shareholder.

     Class A and Class B shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Fund, provided that for Class B shares, redemption proceeds will be reduced by any applicable CDSC. A CDSC payable to the Distributor is imposed on any redemption of Class B shares that causes the current value of a Class B shareholder's account to fall below the dollar amount of all payments by the shareholder for the purchase of Class B shares ("purchase payments") during the preceding five years. No charge is imposed to the extent the net asset value of the Class B shares to be redeemed does not exceed (a) the current net asset value of the Class B shares purchased through the reinvestment of dividends or capital gains distributions, plus (b) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

     In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. With respect to Class B share redemptions only, the purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected. Solely for purposes of determining the number of years since a purchase payment, all purchase payments during a month will be aggregated and deemed to have been made on the last day of the preceding month. The following table sets forth the rates of the charge for redemptions of Class B shares of the Fund.

                        CONTINGENT DEFERRED SALES CHARGE


     YEARS SINCE PURCHASE        CENTURA QUALITY BOND FUND
     --------------------        -------------------------
          1                                 3.0%
          2                                 3.0%
          3                                 3.0%
          4                                 2.0%
          5                                 1.0%
          6                                   0%


     Following the seventh anniversary of their purchase date, Class B shares will convert automatically to Class A shares and thereafter will be subject to the lower service and distribution plan fees applicable to Class A shares. See "Management of the Fund -- The Distributor."

     Waivers Of CDSC. The Class B CDSC will be waived on (a) involuntary redemptions; and (b) redemptions of shares in connection with a combination of any investment company with the Company or the Fund by merger, acquisition of assets or otherwise. The CDSC will also be waived for the classes of investors for which the initial sales charge is waived on purchases of Class A shares. (See "Pricing of Fund Shares -- Class A Shares.")

     Where the shares of any class to be redeemed have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates. A redemption is a transaction on which gain or loss may be recognized for tax purposes.

REDEMPTION METHODS

     To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(b) any required signature guarantees (see "Signature Guarantees" below); and
(c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     A shareholder may redeem shares using any of the following methods:

     Through An Authorized Broker, Investment Adviser Or Service Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. Such organizations are responsible for prompt transmission of orders. The broker will contact the Fund and place a redemption trade. The broker may charge a fee for this service.

     By Mail. Shareholders may redeem shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (a) the Fund name, class of shares and account registration from which shares are being redeemed; (b) the account number; (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) a signature guarantee by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. Shareholders may redeem shares by calling the Fund toll free at 1-800-44CENTURA (442-3688). Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the class and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available unless otherwise indicated on the Purchase Application or on the Optional Services Form. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

     By Wire. Shareholders may redeem shares by contacting the Funds by mail or telephone and instructing the Funds to send a wire transmission to the shareholder's bank.

     The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the class and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made unless otherwise indicated on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.

     Systematic Withdrawal Plan. An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from his account to be paid on a monthly, quarterly, semiannual or annual basis. No CDSC will be imposed on redemptions of Class B shares pursuant to a systematic withdrawal plan. The maximum withdrawal per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder who has redeemed Class A shares on which a sales charge was paid may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege is not applicable with respect to any CDSC imposed on redemptions of Class B shares. The shareholder must reinvest in the same Fund, same class, and the same account from which the shares were redeemed. A redemption is a taxable transaction and gain may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired. See "Dividends, Distributions and Federal Income Taxation" for an explanation of circumstances in which a sales charge paid to acquire shares of the Fund may not be taken into account in determining gain or loss on the disposition of those shares.

     Redemption Of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem on not less than 30 days' notice, an account in the Fund that has been reduced by a shareholder (not by market action) below $1,000. No CDSC will be imposed on Class B shares so redeemed. Moreover, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $1,000, the account will not be redeemed.

     Redemption In Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by a shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued generally in the same manner as the securities of the Fund are regularly valued. The value of securities payable in kind for a redemption of Class B shares would reflect the deduction of any applicable CDSC. If the recipient were to sell such securities, he or she would incur brokerage charges.

     Signature Guarantees. To protect shareholder accounts, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption by mail from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-800-442-3688 for further details.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Sub-Advisory Agreement the Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers it selects in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Sub-Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Sub-Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Fund may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Sub-Adviser with broker-dealers which, in the judgment of the Sub-Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Sub-Adviser. The Sub-Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Sub-Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Sub-Adviser.


     The Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with the Fund's investment objectives and policies and when the Sub-Adviser believes such transactions may improve the Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.


     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                              FUND SHARE VALUATION

     The net asset value per share for each class of shares of the Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following customary business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. The net asset value per share of each class of shares of the Fund is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser, the Sub-Adviser and the Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

     Bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. Securities listed on an exchange are valued on the basis of the last sale on the security's primary exchange prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost.

             DIVIDENDS, DISTRIBUTIONS, AND FEDERAL INCOME TAXATION

     The Fund intends to qualify annually to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its taxable income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will declare dividends from its investment company taxable income (other than the capital gain component thereof) daily and pay them out monthly. The Fund intends to distribute, at least annually, substantially all net realized long and short-term capital gain. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     The amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional Fund shares of the relevant class based on the net asset value of shares of that class at the close of business of the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month. Shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the deduction for dividends received by corporations. Distributions of net long-term capital gains (in excess of net short-term capital losses) designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Any gain or loss realized by a shareholder upon the sale or other disposition of Fund shares, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term generally depending upon the shareholder's holding period for the shares.

     If a shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of date of payment of the distribution. In addition, any undeliverable check or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

     The timing of a shareholder's investment could have undesirable tax consequences. If a shareholder opens a new account or buys more shares for his or her current account just before a distribution is made, the shareholder would receive a portion of his or her investment back as a taxable distribution.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies when Class A shares of the Fund are exchanged within 90 days after the date they were purchased and new Class A shares of the Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the Class A shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Class A shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new Class A shares.

     The Fund may be required to withhold federal income tax of 31% ("backup withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

     Further information relating to tax consequences is contained in the SAI.

     Shareholders will be notified annually by the Company as to the federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may also be subject to special withholding requirements. Special tax treatment including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION

     Centura Funds, Inc. ("Company") was organized as a Maryland corporation on March 1, 1994 and currently consists of seven separately managed portfolios. The Fund was established as a new portfolio of the Company on February 18, 1999. The Board of Directors may establish additional portfolios in the future. The capitalization of the Company consists solely of 1.05 billion shares of common stock with a par value of $0.001 per share. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.

     This Prospectus relates to Class A shares and Class B shares of the Fund. The Fund also offers Class C shares which are offered at net asset value with no sales charge or CDSC only to accounts managed by the Adviser's Trust Department and to non-profit institutions that invest at least $100,000. Because Class C shares are not subject to service and distribution fees, their performance will typically differ from that of Class A or Class B shares. Information about Class C shares may be obtained from your sales representative or the Fund by calling
(800) 442- 3688.

VOTING

     Shareholders have the right to vote in the election of Directors and on any and all matters on which, by law or under the provisions of the Company's Articles of Incorporation, they may be entitled to vote. The Company is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund's shareholders vote separately on items affecting only the Fund, and shareholders of each class of the Fund vote separately on matters affecting only that class, such as the service and distribution plan for that class.

     The Articles of Incorporation provide that the holders of not less than two-thirds of the outstanding shares of the Company may remove a person serving as a Director either by a declaration in writing or at a meeting called for such purpose. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Other Information-Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund, a class or the Company, as applicable, means the vote of the lesser of: (1) 67% of the shares of the Fund (a class or the Company) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (a class or the Company).

                            PERFORMANCE INFORMATION

     The performance of the Fund may be compared to various widely recognized indexes of market performance. The indexes are unmanaged and thus reflect no management fees. They also do not reflect the transaction costs that would be incurred by an investor to acquire the included securities. Because the securities reflected in an index will typically differ in many respects from those held by the Fund, various factors that can affect performance may affect the Fund in different ways than an index to which it is compared. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

     Indexes to which the Fund's performance may be compared may include:

          - Lehman Brothers Intermediate Government Index -- A widely-recognized unmanaged index generally representative of intermediate government bonds.

          - Lehman Brothers Government/Corporate Bond Index -- A widely-recognized unmanaged index generally representative of intermediate government and corporate bonds.

          - Lipper Corporate A -- Rated Bond Mutual Fund Index -- A widely-recognized index that tracks the performance of the 30 largest A-rated bond mutual funds.

     When performance records are developed by the Fund, they may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Fund are mandated by the SEC. In general, the performance of the classes of the Fund will differ due to (a) differences in the level of class specific expenses, including service and distribution fees and (b) the fact that total return figures for Class A shares will reflect the deduction of the maximum front-end sales charge applicable for the Fund while the total return figures for Class B shares will reflect the maximum CDSC for the Fund. Performance figures for Class C shares will reflect the absence of any service and distribution fee, front-end sales charge or CDSC. Due to these differences in fees and/or expenses borne by Class A, Class B and Class C shares, yield and total return on Class A and Class B shares can be expected to be lower than the yield and total return on Class C shares for the same period.

     Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share (for each class, as applicable) on the last day of the period.

     Quotations of yield reflect the Fund's (and its classes') performance only during the particular period on which the calculations are based. Yields will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, including class-specific expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in shares of the Fund (or class) over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund and class-specific expenses, as applicable, on an annual basis, and assume that all dividends and distributions are reinvested when paid.

YEAR 2000

     The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing applications software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year
1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The Funds' principal service providers are taking steps the Funds believe are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have material adverse impact on the Fund's operations.


     With respect to securities in which the Fund invests, Year 2000 compliance is considered as a factor in evaluating the Fund's investments, to the extent such information is available.


ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the

Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     BISYS provides fund accounting functions for the Fund, and provides personnel and facilities to perform shareholder servicing and transfer agency-related services for the Company.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Centura Funds, P.O. Box 182485, Columbus, Ohio 43218-2485.

     General and Account Information: (800) 44CENTURA (442-3688).

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:


     Excerpts from Moody's description of its bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- judged to have speculative elements, their future cannot be considered as well assured;
B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.


     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its bond ratings are listed as follows:
AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

     S&P applies indicators "+" no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     Excerpts from Moody's commercial paper ratings are listed as follows:
PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

     Investment grade ratings: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Speculative grade ratings: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI --reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) OR minus (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Description of S&P's rating for municipal notes and short-term municipal demand obligations:

     Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2
 -- has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

     Description of S&P's Ratings For Short-Term Corporate Demand Obligations and Commercial Paper:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 --the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment --however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful capacity for payment; D
 -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                  CENTURA LOGO

                                  Address for:

                         GENERAL SHAREHOLDER INQUIRIES

                              Centura Funds, Inc.
                                P.O. Box 182485
                           Columbus, Ohio 43218-2485

                        INVESTMENT ADVISER AND CUSTODIAN

                                  Centura Bank
                            131 North Church Street
                       Rocky Mount, North Carolina 27802

                                  SUB-ADVISER

                               Sovereign Advisers
                         6302 Fairview Road, Suite 450
                        Charlotte, North Carolina 28210

                           ADMINISTRATOR AND SPONSOR

                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                  DISTRIBUTOR

                        Centura Funds Distributor, Inc.
                              125 West 55th Street
                            New York, New York 10019

                                    COUNSEL
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                          Washington, D.C. 20006-2401
                                  CENTURA LOGO

                           CENTURA QUALITY BOND FUND
                       (A SERIES OF CENTURA FUNDS, INC.)
                                   PROSPECTUS
                       CLASS A SHARES AND CLASS B SHARES

                           CENTURA QUALITY BOND FUND
                       (A SERIES OF CENTURA FUNDS, INC.)

                                 CLASS C SHARES

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 442-3688

                            CENTURA BANK -- ADVISER
                       SOVEREIGN ADVISERS -- SUB-ADVISER
                BISYS FUND SERVICES -- ADMINISTRATOR AND SPONSOR
                 CENTURA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR


     This Prospectus describes Centura Quality Bond Fund ("Fund"), one of the seven Funds ("Funds") comprising Centura Funds, Inc. ("Company"), a registered open-end management investment company advised by Centura Bank ("Adviser") and Sovereign Advisers ("Sub-Adviser"). The Fund is a separate portfolio of the Company.


     This Prospectus relates to Class C shares which are offered only to accounts managed by the Adviser or its affiliates. Each Fund also has Class A shares and Class B shares. (See "Other Information -- Capitalization.")

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS, SUCH AS THE FUND, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.


     A Statement of Additional Information (the "SAI"), dated April 24, 1999, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into the Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information numbers printed above.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


                 The Date of this Prospectus is April 24, 1999

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Highlights..................................................    3
Fund Expenses...............................................    5
Financial Highlights........................................    7
The Fund....................................................   12
Description of Securities and Investment Practices..........   15
Investment Restrictions.....................................   21
Risks of Investing in the Fund..............................   22
Management of the Fund......................................   26
Minimum Purchase Requirements...............................   29
Pricing and Purchase of Fund Shares.........................   29
Exchange of Fund Shares.....................................   29
Redemption of Fund Shares...................................   30
Portfolio Transactions......................................   32
Fund Share Valuation........................................   33
Dividends, Distributions, and Federal Income Taxation.......   33
Other Information...........................................   35
Appendix....................................................    i

                                   HIGHLIGHTS

THE FUND

     The Fund seeks current income and capital appreciation. It pursues this objective by investing in a diversified portfolio consisting primarily of investment grade debt securities. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without approval of the Fund's shareholders. See "The Fund."

RISKS OF INVESTING IN THE FUNDS

     Investment in the Fund involves certain risks. The value of securities in the Fund's portfolio, and of the Fund's shares, will move up an down in response to interest rate fluctuations and other economic conditions. Generally, increases in current interest rates will cause the value of the Fund's portfolio securities, and thus of its shares, to decline, while declines in current interest rates will cause the Fund's portfolio securities and its shares to increase in value. These changes can provide opportunity for capital gain or loss for the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss in principal value that is inherent in its investments. The Fund has authority to invest in various types of derivative instruments, which entail special risks. See "Risks of Investing in the Fund."

THE ADVISER AND SUB-ADVISER

     Management supervision of the Fund is provided by Centura Bank (the "Adviser"), headquartered in Rocky Mount, North Carolina. Day-to-day management of the Fund's portfolio is provided by Sovereign Advisers

("Sub-Adviser"), a registered investment adviser located in Charlotte, North Carolina. For its management services, the Adviser is entitled to receive from the Fund a fee at an annual rate of 0.60% based on the Fund's average daily net assets. Out of its fee the Adviser pays the Sub-Adviser a fee at an annual rate of 0.30% based on the Fund's average daily net assets.

THE DISTRIBUTOR, ADMINISTRATOR AND SPONSOR

     Centura Funds Distributor, Inc. (the "Distributor") distributes the Fund's shares. BISYS Fund Services, Inc. ("BISYS") acts as Sponsor and Administrator to the Funds. For its services as Administrator, the Fund pays BISYS a fee at the annual rate of 0.15% of its average daily net assets. BISYS also acts as transfer agent and fund accounting agent for the Funds for which it receives additional fees.

CLASSES OF SHARES

     Class C shares are offered at net asset value with no sales charge, and no contingent deferred sales charge ("CDSC") is imposed on redemptions. Class C shares are available only to accounts managed by the Adviser or its affiliates. See "Pricing and Purchase of Fund Shares" and "Redemption of Fund Shares." The Fund also offers Class A shares (subject to a front-end sales charge, unless waived) and Class B shares (subject to a CDSC, unless waived). See "Other Information -- Capitalization."

     The Fund reserves the right to redeem upon not less than 30 days' notice all shares for a shareholder account which has an aggregate value of $1,000 or less.

     ALL DIVIDENDS AND DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED AT NET ASSET VALUE IN ADDITIONAL SHARES OF THE SAME CLASS OF THE FUND UNLESS CASH PAYMENT IS REQUESTED. THE FUND PAYS DIVIDENDS FROM INCOME, IF ANY, MONTHLY.

     SEE "PRICING AND PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES" AND "DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION" FOR MORE INFORMATION.

                                 FUND EXPENSES

     The following expense table indicates costs and expenses that an investor in Class C shares should anticipate incurring either directly or indirectly as a shareholder in the Fund.

                                   FEE TABLE

                                                                CLASS C
                                                                -------
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).......................     None
Maximum Sales Charge Imposed on Reinvested
  Dividends (as a percentage of offering price).............     None
Deferred Sales Charge (as a percentage of redemption
  proceeds)(a)..............................................     None
Exchange Fees...............................................     None
Annual Fund Operating Expenses (as a
  percentage of average net assets annualized) Management
  Fees......................................................     0.60%
12b-1 Fees..................................................        0%
Other Expenses..............................................     0.55%
Total Portfolio Operating Expenses..........................     1.15%

---------------

(a) Shareholders who redeem shares by wire may be charged a fee by the banks receiving the wire payments on their behalf. (See "Redemption of Fund Shares.")

EXAMPLE*

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              CLASS C
                                                              -------
Assuming complete redemption at the end of each time period:
1 Year......................................................    $12
3 Years.....................................................    $37

---------------

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

                                    THE FUND


     The Fund's investment objective is to provide current income and capital appreciation. It pursues this objective by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in: obligations of the U.S. government, its agencies and instrumentalities; corporate bonds of U.S. issuers; and mortgage-backed securities issued by U.S. government agencies. These debt obligations may pay either fixed or variable rates of interest, or they may be zero coupon obligations.


     The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, taxable municipal obligations and money market instruments. The Fund may also invest in income-producing securities issued by real estate investment trusts ("REITs"). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio. The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

     Debt obligations acquired by the Fund will be rated at least investment grade (BBB or better by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Sub-Adviser. At least 70% of the Fund's portfolio securities will be rated A or better by Moody's or S&P or, if unrated, deemed of comparable quality by the Sub-Adviser. If the rating of a security held by the Fund is reduced, the Sub-Adviser is not required to sell the security but will do so if and when the Sub-Adviser believes the sale is in the best interests of the Fund. Up to 30% of the Fund's assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Sub-Adviser) at the time of purchase by the Fund, in preferred stocks and in convertible securities. (See "Risks of Investing in the Fund" for risks of investing in securities rated BBB or Baa.)

OTHER INVESTMENT POLICIES OF THE FUND

     The Fund may also invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in other mutual funds because investors bear indirectly a proportionate share of the expenses of such companies, including operating costs, and investment advisory and administration fees. The Fund has authority to lend its portfolio securities.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan

Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Bank Obligations. These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities.

     Preferred Stock. Preferred stock represents an equity interest in a corporation that is intermediate between bonds and common stock in its rights to dividends.

     Convertible Securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

     Corporate Debt Securities. The Fund's investments in corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings and maturity criteria established for the Fund under the direction of the Board of Directors or, if unrated, are in the Sub-Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Fund."

     Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements permit the Fund to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which in the opinion of the Sub-Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under a repurchase agreement the Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans Of Portfolio Securities. To increase current income the Fund may lend its portfolio securities worth up to 5% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

     Variable And Floating Rate Demand And Master Demand Notes. The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The repurchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of the Fund's net assets.

     The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the Fund's rating criteria.

     Forward Commitments And When-Issued Securities. The Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

     Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related activities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of the securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Sub-Adviser may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund's ability to invest in such CMOs will be limited. See "The Funds -- Other Investment Policies of the Funds."

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

     It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Sub-Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

     Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) are developed from time to time and may be purchased by the Fund to the extent consistent with its investment objective and policies.

     Foreign Securities. The Fund may invest in dollar-denominated debt obligations of foreign issuers. Securities of foreign issuers involve special risks. See "Risks of Investing in Funds."

     Futures Contracts And Options. The Fund may purchase and sell futures contracts on securities, and indices of securities, and write and sell put and call options on securities, and indices of securities as a hedge against changes in interest rates, security prices, and other market developments. See "Risks of Investing in the Fund" for a discussion of risks related to investing in futures contracts and options.

     Interest Rate Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if the Fund holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

     Option Writing and Purchasing. The Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may also purchase put and call options. The Fund will not write covered calls on more than 25% of its portfolio, and the Fund will not write covered calls with strike prices lower than the underlying securities' cost bases on more than 24% of its total portfolio. The Fund may not invest more than 5% of its total assets in option purchases.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time the Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Sub-Adviser and verified in appropriate cases. OTC options transactions will be made by the Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Fund's 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by the Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

     It may be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

     Options on Futures Contracts. The Fund may purchase and write put options and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

     The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

     The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

     The Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

     Limitations on Futures Contracts and Options on Futures Contracts. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by the Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

     Municipal Obligations. The Fund may invest in taxable securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing ("Municipal Obligations"). Municipal Obligations include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, asset-backed certificates, commercial paper, short-term municipal notes, and stand-by commitments. It may be anticipated that governmental, government-related or private entities will create other taxable securities in addition to those described above. As these new types of securities are developed, the Sub-Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such types of Municipal Obligations. Municipal Obligations in which the Fund may invest include "general obligation" and "revenue" securities. General obligation securities are backed by the issuer's full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited in terms of rate or amount or special assessments. Revenue securities are secured primarily by net revenues generated by a particular facility or group of facilities, or by the proceeds of a special excise or other specific revenue source. Additional security may be provided by a debt service reserve fund. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs generally relate to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities.

     Municipal Lease Obligations. The Fund may invest in taxable municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal Obligations. The Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Sub-Adviser, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Company's Board of Directors will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Sub-Adviser will evaluate the credit quality and, pursuant to guidelines adopted by the Directors, the liquidity of the security. In making its evaluation, the Sub-Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. For discussion regarding municipal lease obligations, see "Risks of Investing in the Funds" in this Prospectus and "Investment Policies" in the SAI.

     Stand-By Commitments. The Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives the Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

     The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

     It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

     There is no assurance that stand-by commitments will be available to the Fund nor does the Fund assume that such commitments would continue to be available under all market conditions.

     Third Party Puts. The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

     Participation Interests. The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Sub-Adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the Municipal Obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the Municipal Obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or
(c) upon a default under the terms of the Municipal Obligation. The selling bank will receive a fee from the Fund in connection with the arrangement.

                            INVESTMENT RESTRICTIONS

     The following restrictions are applicable to the Fund. The Fund may not:

          (1) with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (2) purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

          (3) borrow money, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes. The Fund will make no purchase if its outstanding borrowings exceed 5% of its total assets.

          (4) make loans, except that the Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements with respect to its portfolio securities, and (c) purchase the types of debt instruments described in this Prospectus or the SAI.

     For purposes of investment restriction number (1), the Fund considers a Municipal Obligation to be issued by the governmental entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a nongovernmental user, such user is deemed to be the issuer; such issuers, to the extent their principal business activities are in the same industry, are also subject to investment restriction
(2). For purposes of investment restriction (2), public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

     The foregoing investment restrictions and those described in the SAI as fundamental are policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities as described under "Other Information -- Voting."

     Additionally, as a non-fundamental policy, the Fund may not invest more than 15% of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice). If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                         RISKS OF INVESTING IN THE FUND

     The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund and shareholders can lose money on their investment. Shareholders should expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In an attempt to minimize that risk, the Sub-Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, the Fund is managed within certain limitations that restrict the amount of its investment in any single issuer.

     Debt Securities. The debt securities in which the Fund will primarily invest have risks related to changes in interest rates, to their maturity and to their credit ratings. The values of debt securities held by the Fund will tend to vary inversely with changes in current interest rates. Thus, the value of the debt securities held by the Fund will generally decrease if current interest rates rise and will increase if current interest rates decline. It is also generally true that the risk of principal fluctuation for debt securities is greater the longer is their remaining term to maturity. Thus, the securities held by the Fund, although they typically have a higher yield, will tend to carry more risk of principal fluctuation than securities with shorter maturities. Finally, the lower the credit rating of debt securities, the higher is the risk of default for payment of principal and/or interest. Thus, securities rated AAA or Aaa by S&P or Moody's will generally carry less risk of default than securities rated BBB or Baa by S&P or Moody's. In particular, securities rated BBB or Baa may have speculative characteristics. Although they are considered to have adequate capacity to pay principal and interest when due, certain protective elements are lacking so that unfavorable economic developments may negatively affect their capacity to pay. Although securities rated BBB or Baa typically pay higher yields than more highly rated securities, they also have greater potential price variability.

     Foreign Securities. The Fund may invest in dollar-denominated debt obligations of foreign issuers. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. The Fund's objective may be affected either unfavorably or favorably by indigenous economic and political developments.

     Through the Fund's flexible policies, the Sub-Adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Fund's investments. See the SAI for further information about foreign securities.

     Zero Coupon And Pay-In-Kind Securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends.

     Municipal Lease Obligations. Municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. For more information on risks of municipal lease investments, see the SAI.

     Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position. If the Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

     Risks Of Futures And Related Options Transactions. There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that the Sub-Adviser's forecasts about market value interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in the Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk to the Fund from a futures transaction is unlimited.

     The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system.

     The Fund may trade futures contracts and options on futures contracts on U.S. domestic markets and on exchanges located outside of the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

                             MANAGEMENT OF THE FUND

     The business and affairs of each Fund are managed under the direction of the Board of Directors. The Directors are Leslie H. Garner, Jr., James H. Speed, Jr., Frederick E. Turnage, Lucy Hancock Bode and J. Franklin Martin. Additional information about the Directors, as well as the Company's executive officers, may be found in the SAI under the heading "Management -- Directors and Officers."

THE ADVISER: CENTURA BANK

     Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, is a member bank of the Federal Reserve System. Centura Bank and its parent, Centura Banks, Inc., were formed in 1990 through a merger of two other Rocky Mount, North Carolina bank holding companies and their subsidiary banks. The Adviser has served as investment adviser to Centura Funds, Inc. since the Company's commencement of operations in 1994. The Adviser also, since 1991, managed several common and collective trust funds that were later converted into various of the Funds.

     The Adviser provides overall management for the Company and the Fund. For the management services it provides the Fund, the Adviser receives fees from the Fund, payable monthly at an annual rate of 0.60% based on the Fund's average daily net assets. Out of its fees from the Fund, the Adviser pays the fees of the Sub-Adviser. The Adviser also serves as Custodian for the Funds' assets, for which it receives additional fees.

THE SUB-ADVISER

     Sovereign Advisers, 6302 Fairview Road, Suite 450, Charlotte, North Carolina 28210, serves as Sub-Adviser and is responsible for day-to-day management of the Fund's portfolio and placement of orders for its portfolio transactions. Fees paid to the Sub-Adviser by the Adviser for these services are paid monthly at an annual rate of 0.30% based on the Fund's average daily net assets.

     Jeffrey R. Hines serves as portfolio manager for the Fund. Mr. Hines has more than 17 years experience in the management of fixed income and equity portfolios, and provides services to a wide spectrum of individual and institutional clients including corporations, banks, hospitals, public bodies, foundations, insurance companies and universities. Prior to joining Sovereign in January 1994, he served as Senior Portfolio Manager for a Chicago-based investment management firm with more than $1.3 billion in institutional client portfolios (1992-1994) and Chief Portfolio Manager for Dana Investment Advisors (1990-1992). Former Chief Investment Officer of a government agency, Mr. Hines was responsible for the issuance of more than $200 million of municipal bonds as well as all investment decisions on the agency's cash reserves. Mr. Hines graduated from the University of Colorado and is a Chartered Financial Analyst.

THE DISTRIBUTOR

     Centura Funds Distributor, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's Distributor. The Distributor is an affiliate of the Funds' Administrator, BISYS, was formed specifically to distribute the Funds.

THE ADMINISTRATOR AND SPONSOR

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, acts as Sponsor and Administrator of the Funds. BISYS is a subsidiary of BISYS Group, Inc., which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 60 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies.

     Pursuant to an Administration Agreement with the Company, BISYS provides certain management and administrative services necessary for the Fund's operations including: (a) general supervision of the operation of the Fund including coordination of the services performed by the Adviser, Sub-Adviser, custodian, independent accountants and legal counsel; (b) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (c) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors; and (d) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, BISYS receives from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets.

     Pursuant to a Transfer Agency Agreement, BISYS Fund Services, Inc. ("BFSI") serves as the Fund's transfer agent. Additionally, pursuant to a Fund Accounting Agreement, BFSI provides assistance in calculating the Fund's net asset values and provides other accounting services for the Fund. The Transfer Agency Agreement provides for a per account fee and reimbursement for out-of-pocket expenses in connection with shareholder servicing. The Fund Accounting Agreement provides for the Fund to pay $2,500 per month plus out-of-pocket expenses.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically the responsibility of the Administrator, the Adviser, the Sub-Adviser, or other service providers. In addition to fees paid to service providers described above, the costs borne by the Fund, some of which may vary among the classes, as noted above, include: legal and accounting expenses; Directors' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering the Fund's shares for sale with the SEC and of satisfying requirements of various state securities commissions; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparing and distributing reports, proxy statements and prospectuses to existing shareholders. The Fund bears its own expenses associated with its establishment as a portfolio of the Company. Company expenses directly attributable to the Fund or a class are charged to the Fund or that class; other Company expenses are allocated proportionately among all of the Funds and classes in the Company in relation to the net assets of each Fund and class.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Fund is $1,000, except that the minimum investment requirement for an IRA or other qualified retirement plan is $250. Any subsequent investments must be at least $250, except for an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application may be obtained by calling Fund Services at 1-800-44CENTURA (442-3688). However, a separate application is required for IRA and other qualified retirement plan investments. The Fund reserves the right to reject purchase orders.

                      PRICING AND PURCHASE OF FUND SHARES

     The Fund offers its Class C shares at their net asset value next determined after a purchase order has been received. All consideration received by the Fund for the purchase of Class C shares is invested in full and fractional Class C shares of the Fund. Certificates for shares are not issued. BISYS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a monthly statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase.

                            EXCHANGE OF FUND SHARES

     The Fund offers two convenient ways to exchange Class C shares in the Fund for Class C shares of another Fund in the Company. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A Class C shareholder may not exchange shares of one Fund for Class C shares of another Fund unless the latter Fund's Class C shares have satisfied applicable requirements for sale in the state of the shareholder's residence. There is no minimum amount required for exchanges, provided the investor has satisfied the $1,000 minimum investment requirement for the Fund into which he or she is exchanging, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values of the applicable Funds next determined following receipt of the request by the Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     Exchange By Mail. To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Fund. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made;
(d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

     Exchange By Telephone. To exchange Fund shares by telephone or to ask any questions, shareholders may call the Fund at 1-800-44CENTURA (442-3688). Please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are provided automatically to each shareholder unless otherwise specifically indicated on the Purchase Application. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day. If a shareholder holds shares in more than one class of the Fund, any request for redemption must specify the class from which shares are to be redeemed. In the event a shareholder fails to make such a specification or if there are insufficient shares of the specified class to satisfy the redemption order, the redemption order will be delayed until the Fund's transfer agent receives further instructions from the shareholder.

     Class C shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Fund. See Pricing and Purchase of Fund Shares.

     Where the shares have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates. A redemption is a transaction on which gain or loss may be recognized for tax purposes.

REDEMPTION METHODS

     To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees (see "Signature Guarantees" below); and (c) other supporting legal documents, if required, in the case of estate, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     A shareholder may redeem shares using any of the following methods:

     Through An Authorized Broker, Investment Adviser Or Service Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. Such organizations are responsible for prompt transmission of orders. The broker will contact the Fund and place a redemption trade. The broker may charge a fee for this service.

     By Mail. Shareholders may redeem shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (a) the Fund name, class of shares and account registration from which shares are being redeemed; (b) the account number; (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) a signature guarantee by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. Shareholders may redeem shares by calling the Fund toll free at 1-800-44CENTURA (442-3688). Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the class (if applicable) and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available unless otherwise indicated on the Purchase Application or on the Optional Services Form. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

     By Wire. Shareholders may redeem shares by contacting the Fund by mail or telephone and instructing the Fund to send a wire transmission to the shareholder's bank.

     The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the class and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made unless otherwise indicated on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.

     Systematic Withdrawal Plan. An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from this account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum withdrawal per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption Of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, a Fund account that has been reduced by a shareholder (not by market action) below $1,000. If during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account to $1,000, the account will not be redeemed.

     Redemption In Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued generally in the same manner as the securities of the Fund are regularly valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     Signature Guarantees. To protect shareholder accounts, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption by mail from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-800-442-3688 for further details.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Sub-Advisory Agreement, the Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers it selects in its discretion.

     In effecting purchases and sales of portfolio securities for the account of a Fund, the Sub-Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Sub-Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Fund may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Sub-Adviser with broker-dealers which, in the judgment of the Sub-Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Sub-Adviser. The Sub-Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Sub-Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Sub-Adviser.


     The Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with the Fund's investment objectives and policies and when the Sub-Adviser believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.


     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                              FUND SHARE VALUATION

     The net asset value per share for each class of shares of the Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following customary business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received . The net asset value per share of each class of shares of the Fund is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class' outstanding shares. All expenses, including fees paid to the Adviser, the Sub-Adviser and the Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

     Bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. Securities listed on an exchange are valued on the basis of the last sale on the security's primary exchange prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost.

             DIVIDENDS, DISTRIBUTIONS, AND FEDERAL INCOME TAXATION

     The Fund intends to qualify annually to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its taxable income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will declare dividends from its investment company taxable income (other than the capital gain component thereof) daily and pay them out monthly. The Fund intends to distribute, at least annually, substantially all net realized and short-term capital gain. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     The amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional Fund shares of the relevant class based on the net asset value of shares of that class at the close of business of the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month. Shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the deduction for dividends received by corporations. Distributions of net long-term capital gains (in excess of net short-term capital losses) designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held the Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Any gain or loss realized by a shareholder upon the sale or other disposition of Fund shares, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term generally depending upon the shareholder's holding period for the shares.

     If a shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the shareholder's cash election will be changed automatically and future dividend and capital gains contributions will be reinvested in the Fund at the per share net asset value determined as of date of payment of the distribution. In addition, any undeliverable check or check that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

     The timing of a shareholder's investment could have undesirable tax consequences. If a shareholder opens a new account or buys more shares for his or her current account just before a distribution is made, the shareholder would receive a portion of his or her investment back as a taxable distribution.

     The Fund may be required to withhold federal income tax of 31% ("backup withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

     Further information relating to tax consequences is contained in the SAI.

     Shareholders will be notified annually by the Company as to the federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may also be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION

     Centura Funds, Inc. ("Company") was organized as a Maryland corporation on March 1, 1994 and currently consists of seven separately managed portfolios. The Fund was established as a new portfolio of the Company on February 18, 1999. The Board of Directors may establish additional portfolios in the future. The capitalization of the Company consists solely of 1.05 billion shares of common stock with a par value of $0.001 per share. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.

     This Prospectus relates to Class C shares of the Fund. The Fund also offers Class A and Class B shares. Class A shares are offered with a front-end sales charge (unless waived), and a contingent deferred sales charge is imposed (unless waived) on redemptions of Class B shares within five years of purchase. Because of differences in expenses, the performance of each class will typically be different. Information about Class A and Class B shares may be obtained from your sales representative or by calling the Fund at (800) 442-3688.

VOTING

     Shareholders have the right to vote in the election of Directors and on any and all matters on which, by law or under the provisions of the Company's Articles of Incorporation, they may be entitled to vote. The Company is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund's shareholders vote separately on items affecting only the Fund, and shareholders of each class of the Fund vote separately on matters affecting only that class.

     The Articles of Incorporation provide that the holders of not less than two-thirds of the outstanding shares of the Company may remove a person serving as Director either by declaration in writing or at a meeting called for such purpose. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Other Information -- Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund, a class or the Company, as applicable, means the vote of the lesser of: (1) 67% of the shares of the Fund (a class or the Company) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (a class or the Company).

PERFORMANCE INFORMATION

     The performance of the Fund may be compared to various widely recognized indexes of market performance. The indexes are unmanaged and thus reflect no management fees. They also do not reflect the transaction costs that would be incurred by an investor to acquire the included securities. Because the securities reflected in an index will typically differ in many respects from those held by the Fund, various factors that can affect performance may affect the Fund in different ways than an index to which it is compared. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

     Indexes to which the Fund's performance may be compared may include:

          - Lehman Brothers Intermediate Government Index -- A widely-recognized unmanaged index generally representative of intermediate government bonds.

          - Lehman Brothers Government/Corporate Bond Index -- A widely-recognized unmanaged index generally representative of intermediate government and corporate bonds.

          - Lipper Corporate A -- Rated Bond Mutual Fund Index -- A widely-recognized index that tracks the performance of the 30 largest A-rated bond mutual funds.

     When performance records are developed by the Fund, they may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Fund are mandated by the SEC. In general, the performance of the classes of the Fund will differ due to (a) differences in the level of class specific expenses, including service and distribution fees and (b) the fact that total return figures for Class A shares will reflect the deduction of the maximum front-end sales charge applicable for the Fund while the total return figures for Class B shares will reflect the maximum CDSC for the particular Fund. Performance figures for Class C shares will reflect the absence of any service and distribution fee, front-end sales charge or CDSC. Due to these differences in fees and/or expenses borne by Class A, Class B and Class C shares, yield and total return on Class A and Class B shares can be expected to be lower than the yield and total return on Class C shares for the same period.

     Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share (for each class, as applicable) on the last day of the period.

     Quotations of yield reflect the Fund's (and its classes') performance only during the particular period on which the calculations are based. Yields will vary based on changes in market conditions, the level of interest rates and the level of the particular Fund's expenses, including class-specific expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in shares of the Fund (or a class) over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund and class-specific expenses, as applicable, on an annual basis, and assume that all dividends and distributions are reinvested when paid.

YEAR 2000

     The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing applications software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year
1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The Funds' principal service providers are taking steps the Funds believe are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have material adverse impact on the Fund's operations.

     With respect to securities in which the Fund invests, Year 2000 compliance is considered as a factor in evaluating the Fund's investments, to the extent such information is available.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     BISYS Fund Services, Inc. provides fund accounting functions for the Fund, and provides personnel and facilities to perform shareholder servicing and transfer agency-related services for the Company.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Centura Funds, P.O. Box 182485, Columbus, Ohio 43218-2485.

     General and Account Information: (800) 44CENTURA (442-3688).

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- judged to have speculative elements, their future cannot be considered as well assured;
B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its bond ratings are listed as follows:
AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

     S&P applies indicators "+" no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     Excerpts from Moody's commercial paper ratings are listed as follows:
PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

     Investment grade ratings: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Speculative grade ratings: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions;
CI -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) OR minus (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Description of S&P's rating for municipal notes and short-term municipal demand obligations:

     Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2
 -- has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 -- the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment -- however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful capacity for payment;
D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                      (This Page Left Blank Intentionally)

                                  CENTURA LOGO

                                  Address for:

                         GENERAL SHAREHOLDER INQUIRIES

                              Centura Funds, Inc.
                                P.O. Box 182485
                           Columbus, Ohio 43219-2485

                        INVESTMENT ADVISER AND CUSTODIAN

                                  Centura Bank
                            131 North Church Street
                       Rocky Mount, North Carolina 27802

                                  SUB-ADVISER

                               Sovereign Advisers
                         6302 Fairview Road, Suite 450
                        Charlotte, North Carolina 28210

                           ADMINISTRATOR AND SPONSOR

                              BISYS Fund Services.
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                  DISTRIBUTOR

                        Centura Funds Distributor, Inc.
                              125 West 55th Street
                            New York, New York 10019

                                    COUNSEL
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                          Washington, D.C. 20006-2401
                                  CENTURA LOGO

                           CENTURA QUALITY BOND FUND
                       (A SERIES OF CENTURA FUNDS, INC.)
                                   PROSPECTUS
                                 CLASS C SHARES
                                  CENTURA BANK
                                    ADVISER

                               SOVEREIGN ADVISERS
                                  SUB-ADVISER

                              BISYS FUND SERVICES
                           ADMINISTRATOR AND SPONSOR

                        CENTURA FUNDS DISTRIBUTOR, INC.
                                  DISTRIBUTOR

                                           , 1998

                               CENTURA FUNDS, INC.
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                         GENERAL AND ACCOUNT INFORMATION
                                 (800) 442-3688


                       STATEMENT OF ADDITIONAL INFORMATION
                        CLASS A SHARES AND CLASS B SHARES



This Statement of Additional Information ("SAI") describes the seven funds (the "Funds") advised by Centura Bank (the "Adviser"). The Funds are:

    --   Centura Mid Cap Equity Fund

    --   Centura Large Cap Equity Fund

    --   Centura Southeast Equity Fund

    --   Centura Federal Securities Income Fund

    --   Centura North Carolina Tax-Free Bond Fund

    --   Centura Money Market Fund

    --   Centura Quality Bond Fund


Each Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

The Company is offering an indefinite number of shares of each class of each Fund. The Money Market Fund offers Class A shares but does not offer Class B shares. Each Fund, including the Money Market Fund, also offers Class C shares, available only to accounts managed by the Adviser's Trust Department, and non-profit institutions with a minimum investment in the Funds of at least $100,000. Class C shares have no front-end sales charge or contingent deferred sales charge. See "Other Information -- Capitalization" in the prospectus.



This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectuses for Centura Money Market Fund, dated April 29, 1998, for Centura Quality Bond Fund, dated April 24, 1999, and for the other Funds dated August 1, 1998 (collectively, the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information numbers printed above.

April 24, 1999

                                TABLE OF CONTENTS

                                                                           PAGE

INVESTMENT POLICIES.......................................................
    Bank Obligations......................................................
    Commercial Paper......................................................
    Convertible Securities................................................
    Corporate Debt Securities.............................................
    Repurchase Agreements.................................................
    Variable and Floating Rate Demand and Master Demand Notes.............
    Loans of Portfolio Securities.........................................
    Foreign Securities....................................................
    Forward Foreign Currency Exchange Contracts...........................
    Interest Rate Futures Contracts.......................................
    Stock Index Futures Contracts.........................................
    Option Writing and Purchasing.........................................
    Options on Futures Contracts..........................................
    Risks of Futures and Options Investments..............................
    Limitations on Futures Contracts and Options on Futures Contracts.....
    North Carolina Municipal Obligations..................................
    Municipal Lease Obligations...........................................
    Securities of Other Investment Companies..............................

INVESTMENT RESTRICTIONS...................................................

MANAGEMENT................................................................
    Directors and Officers................................................
    Distribution of Fund Shares...........................................
    Administrative Services...............................................
    Service Organizations.................................................

DETERMINATION OF NET ASSET VALUE..........................................

PORTFOLIO TRANSACTIONS....................................................
    Portfolio Turnover....................................................

TAXATION..................................................................
    Centura North Carolina Tax-Free Bond Fund.............................

OTHER INFORMATION.........................................................
    Capitalization........................................................
    Voting Rights.........................................................
    Custodian, Transfer Agent and Dividend Disbursing Agent...............
    Independent Accountants...............................................
    Counsel...............................................................
    Registration Statement................................................
    Financial Statements..................................................

                               INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

References herein to "Adviser" include any sub-adviser, if applicable.

BANK OBLIGATIONS (ALL FUNDS). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks the obligations of which the Funds may purchase are set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.


CONVERTIBLE SECURITIES (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND, CENTURA SOUTHEAST EQUITY FUND AND CENTURA QUALITY BOND FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.


CORPORATE DEBT SECURITIES (ALL FUNDS). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

FOREIGN SECURITIES (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND CENTURA SOUTHEAST EQUITY FUND AND CENTURA QUALITY BOND FUND). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Since Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Southeast Equity Fund may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Funds' portfolios, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SOUTHEAST EQUITY FUND). Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Southeast Equity Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

INTEREST RATE FUTURES CONTRACTS (CENTURA FEDERAL SECURITIES INCOME FUND, CENTURA NORTH CAROLINA TAX FREE BOND FUND AND CENTURA QUALITY BOND FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SOUTHEAST EQUITY FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the purchase level and the index level at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Southeast Equity Fund will utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which that Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. These Funds also may buy or sell stock index futures contracts to close out existing futures positions.

OPTION WRITING AND PURCHASING (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

RISKS OF FUTURES AND OPTIONS INVESTMENTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET
FUND). A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by a Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

NORTH CAROLINA MUNICIPAL OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA QUALITY BOND FUND). The ability of Centura North Carolina Tax-Free Bond Fund to achieve its investment objective depends on the ability of issuers of North Carolina Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

North Carolina Municipal Obligations are debt securities issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from regular federal and North Carolina income taxes.

North Carolina municipal bonds are issued for various public purposes, including the construction of housing, pollution abatement facilities, health care and prison facilities, and educational facilities.

Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission ("SEC"). However, there have been proposals which could lead to future regulations of these securities by the SEC.

MUNICIPAL LEASE OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA QUALITY BOND FUND). Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.


SECURITIES OF OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in securities issued by the other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA MONEY MARKET FUND). A Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the Investment Company Act of 1940. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.


                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

Each Fund (other than Centura Money Market Fund), except as indicated, may not:

     (1) with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes; a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets;

     (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities;

     (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (5) Make loans, except that a Fund may (a) lend its portfolio securities,
     (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

     (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

     (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

     (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).


For restriction number 1, above, with respect to Centura North Carolina Tax-Free Bond Fund, the state of North Carolina and each of its political subdivisions, as well as each district, authority, agency or instrumentality of North Carolina or of its political subdivisions will be deemed to be a separate issuer, and all indebtedness of any issuer will be deemed to be a single class of securities. Securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. Restriction number 6, above, will prevent Centura North Carolina Tax-Free Bond Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free Municipal Obligations. For purposes of investment restriction number (1), the Centura Quality Bond Fund considers a Municipal Obligation to be issued by the government entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a nongovernmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment restriction (2). For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of restriction number 7, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.

With respect to Centura Money Market Fund, only:

     (1) The Fund has elected to be qualified as a diversified series of an open-end investment company.

     (2) The Fund may not purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities (including repurchase agreements with respect to such investments) and provided also that the Fund may invest more than 25% of its assets in instruments issued by domestic banks.

     (3) The Fund may not borrow money, except as permitted under the Investment Company Act to 1940, as amended, and as interpreted from time to time by regulatory authority having jurisdiction, from time to time.

     (4) The Fund may not make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

     (5) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (6) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     (7) The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

     (8) The Fund may not purchase physical commodities or contracts relating to physical commodities.


The following policies apply to each of the Funds other than Centura Money Market Fund and Centura Quality Bond Fund. These are non-fundamental and may be changed by the Board of Directors without shareholder approval. These policies provide that a Fund, except as otherwise specified, may not:

     (a) Invest in companies for the purpose of exercising control or management;

     (b) Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the equity and fixed income funds may invest up to 10% of their net assets in shares of other investment companies;

     (c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

     (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

     (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;

     (h) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;

     (i) Invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

     (j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                               POSITION WITH
NAME, ADDRESS AND AGE          COMPANY               PRINCIPAL OCCUPATION

Leslie H. Garner, Jr.          Director              President, Cornell College.
Cornell College
600 First Street West
Mount Vernon, IA 52314-1098
Age: 45

James H. Speed, Jr.            Director              Hardee's Food Systems, Inc.
1233 Hardee's  Blvd                                  -- Vice President
Rocky Mount, NC 27802                                Controller (1991-present);
Age: 43                                              Deloitte & Touche -- Senior
                                                     Audit Manager (1979-1991).

Frederick E. Turnage           Director              Attorney.
149 North Franklin St.
Rocky Mount, NC 27628
Age: 60

*Lucy Hancock Bode             Director              Lobbyist.
P.O. Box 6338
Raleigh, NC 27628
Age: 44

*J. Franklin Martin            Director              President of LandCraft
LandCraft Properties                                 Properties (1978-present).
227 W. Trade Street
Suite 2730
Charlotte, NC 28202
Age: 51

George R. Landreth             President             BISYS -- Senior Vice
Age:                                                 President of Client
                                                     Services (1993-present).

Ellen Stoutamire(1)            Secretary             BISYS --Registration and
Age: 48                                              Compliance Officer
                                                     (1995-present);
                                                     Attorney -- private
                                                     practice (1990-1995).



Joel Engle(1)                  Assistant Treasurer   BISYS-- Vice President
Age: 33                        and Principal         (1998-present); The
                               Financial Officer     Northern Trust Company --
                                                     Vice President (1995-98);
                                                     previously, Ernst & Young
                                                     LLP Investment Company
                                                     Services Group - Audit
                                                     Manager.


(1)  Address is 3435 Stelzer Road, Columbus, Ohio 43219.

Directors of the Company who are not directors, officers or employees of the Adviser or the Administrator receive from the Company an annual retainer of $3000 (plus $750 for serving on the Board's Audit Committee) and a fee of $750 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of the Adviser or the Administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 1998.

                                                 PENSION OR                                   TOTAL
                                                 RETIREMENT                                COMPENSATION
                               AGGREGATE       BENEFITS ACCRUED      ESTIMATED ANNUAL      FROM FUND AND
NAME OF PERSON,               COMPENDATION     AS A PART OF FUND      BENEFITS UPON        FUND CONMPLEX
   POSITION                    FROM FUND           EXPENSES             RETIREMENT       PAID TO DIRECTORS
---------------               ------------     -----------------      ---------------    -----------------

Leslie H. Garner, Jr             $5,700               -0-                   -0-                $5,700
James H. Speed, Jr.              $5,200               -0-                   -0-                $5,200
Frederick E. Turnage             $5,700               -0-                   -0-                $5,700
Lucy Hancock Bode                $5,200               -0-                   -0-                $5,200
J. Franklin Martin               $5,200               -0-                   -0-                $5,200


As of June 25, 1998, the Officers and Directors of the Company, as a group, own less than 1% of the outstanding shares of the Funds.

As of June 25, 1998, the following individuals owned 5% or more of the Class A and Class B shares of the Funds:


                           CENTURA MID CAP EQUITY FUND


CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
None

CLASS B OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
None

                          CENTURA SOUTHEAST EQUITY FUND


CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
None


CLASS B OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
None

                     CENTURA FEDERAL SECURITIES INCOME FUND

CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Centura Bank                      8,453,153                   16.62%
Trust Department
131 N. Church Street
Rocky Mount, NC  27801

Joel S. Kestler                   2,826.236                    5.50%
421 Wedgewood Street
Charleston, SC  27858

Henry Forman                      6,430.352                   18.52%
203 Williamsburg Drive
Greenville, NC  27858

Donaldson Lufkin Jenrette         3,754.573                    7.31%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Lufkin Jenrette                   3,644.586                    7.10%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette         2,900.583                    5.65%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

CLASS B OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Donaldson Lufkin Jenrette         1,620.229                   13.28%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Donaldson Lufkin Jenrette         2,034.950                   16.67%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette         1,607.987                    8.75%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette           657.871                    5.39%

Donaldson Lufkin Jenrette           611.644                    5.01%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

BISYS Fund Services, Inc.         1,006.844                    8.25%
3435 Stelzer Rd
Columbus, OH  43219


                    CENTURA NORTH CAROLINA TAX-FREE BOND FUND


CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Donaldson Lufkin Jenrette        74,406.671                   16.10%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette        30,423.232                    6.58%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette       245,782.926                   53.17%**
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

**Disclaims beneficial ownership.


CLASS B OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Donaldson Lufkin Jenrette         3,551.931                    7.09%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Donaldson Lufkin Jenrette         3,451.700                    6.89%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette         9,973.433                   19.92%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette         5,876.568                   11.74%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette         5,317.811                   10.62%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette         4,804.243                    9.59%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998


                          CENTURA LARGE CAP EQUITY FUND

CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Donaldson Lufkin Jenrette         7,135.514                   5.51%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998


CLASS B OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Donaldson Lufkin Jenrette        15,943.600                   8.24%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998


                            CENTURA MONEY MARKET FUND

CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Christian N. Siewers, Jr.         4,160.140                  74.01%*
105 Candle Court
Rocky Mount, NC 27804

CLASS A OWNED                   SHARES OWNED            PERCENTAGE OWNED
-------------                   ------------            ----------------
Kristi L. Morris                  1,200.760                  21.36%
732 Westwood Drive
Rocky Mount, NC 27803

*Disclaims beneficial ownership.

INVESTMENT ADVISER

Centura Bank (the "Adviser") 131 North Church Street, Rocky Mountain, North Carolina 27802, serves as investment adviser to the Funds. For these services, the Adviser receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are 0.70% for Centura Mid Cap Equity Fund, 0.70% for Centura Large Cap Equity Fund, 0.30% for Centura Federal Securities Income Fund, 0.35% for Centura North Carolina Tax-Free Bond Fund, 0.70% for Centura Southeast Equity Fund, 0.60% for Centura Quality Bond Fund and 0.30% for Centura Money Market Fund.

Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.


The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than Centura Large Cap Equity Fund, Centura Southeast Equity Fund, Centura Quality Bond Fund and Centura Money Market Fund, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.



With respect to Centura Large Cap Equity Fund, Centura Southeast Equity Fund, Centura Quality Bond Fund and Centura Money Market Fund, respectively, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Southeast Equity Fund), January 27, 1999 (for Centura Quality Bond Fund) and April 27, 1998 (for Centura Money Market
Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Southeast Equity Fund), January 27, 1999 (for Centura Bond Fund) and June 1, 1998 (for Centura Money Market Fund). This

Agreement, as it relates to all Centura Funds (except Centura Quality Bond Fund and Centura Money Market Fund), was re-approved at the April 27, 1998 Board of Directors Meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that Fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.


For the fiscal year ended April 30, 1998, the Adviser received Advisory fees in the amount of $1,362,369, $442,170, $191,290, $382,159 and $140,332 from the Mid
Cap Equity Fund, Large Cap Equity Fund, Southeast Equity Fund, Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the year ended April 30, 1998, the Advisor waived fees in the amount of $214,769, $25,157 and $100,237 for the Large Cap Equity Fund, Southeast Equity Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and Money Market Fund had not yet commenced operations.) For the fiscal year ended April 30, 1997, the Adviser received $1,127,435 from the Mid Cap Equity Fund and $358,174 from the Federal Securities Income Fund in advisory fees. The Adviser was entitled to $140,821 from the North Carolina Tax-Free Bond Fund and $217,106 from the Large Cap Equity Fund, but waived $100,587 and $105,451, respectively. For the fiscal year ended April 30, 1996, the Adviser received the following in advisory fees:
$802,888 from the Mid Cap Equity Fund, $312,098 from the Federal Securities Income Fund and was entitled to $138,274 from the North Carolina Tax-Free Bond Fund but waived $99,774.

SUB-ADVISER


Sovereign Advisers, 6302 Fairview Road, Suite 450, Charlotte, North Carolina 28210, serves as sub-adviser to Centura Quality Bond Fund. For its services to that Fund, it receives a fee from the Adviser at an annual rate of 0.30% based on the Fund's average daily net assets. The Sub-Advisory Agreement contains provisions similar to the Investment Advisory Agreement regarding non-exclusivity and conditions for continuation and termination provided that the Adviser may also terminate the Sub-Advisory Agreement. The Sub-Advisory Agreement is effective as of May 3, 1999 and its continuation beyond May 3, 2001 is subject to conditions similar to those described above for the Investment Advisory Agreement.


DISTRIBUTION OF FUND SHARES

Centura Funds Distributor, Inc. (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Service and distribution plans (the "Plans") have been adopted by each of the Funds. The Plan for each Fund provides for different rates of fee payment with respect to Class A shares and Class B shares, as described in the Prospectus. No Plan has been adopted for Class C shares of any Fund, and the Plan applies only to Class A shares of Centura Money Market Fund. Pursuant to the Plans, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds. The Board of Directors has concluded that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.



Each Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Plans with respect to each of the Funds except Centura Large Cap Equity Fund and Centura Southeast Equity Fund were approved by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at a April 26, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of the Funds on April 26, 1994. The Plans for these Funds were recently re-approved at the April 27, 1998 Board of Directors Meeting. The Plan with respect to Centura Large Cap Equity Fund, Centura Southeast Equity Fund and Centura Money Market Fund, respectively, was approved by the Board of Directors and by the Plan Directors by vote cast in person at meetings held July 24, 1996, January 29, 1997 and April 27, 1998 called for the purpose of voting on that Plan, and by the sole shareholder of each class of shares of Centura Large Cap Equity Fund and Centura Southeast Equity Fund on July 24, 1996 and January 29, 1997. The Plan with respect to Centura Quality Bond Fund was approved by the Board of Directors and the Plan Directors by vote cast in person at a meeting held January 27, 1999. (Shareholder approval was not required for Centura Quality Bond Fund or Centura Money Market Fund.) The continuance of the Plans is subject to similar annual approval by the Directors and the Plan Directors. Each Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Plan Directors or by vote of the holders of a majority of the shares of the class.

For the fiscal year ended April 30, 1998, the Distributor received $56,167, $4,374, $7,065, $2,534 and $21,661 from the Mid Cap Equity Fund, Large Cap Equity Fund, Southeast Equity Fund, Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively pursuant to Class A Plans. However, the Distributor waived fees of $28,084, $2,187, $3,533, $1,267 and $10,831 for the Mid Cap Equity Fund, Large Cap Equity Fund, Southeast Equity Fund, Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. The Distributor retained no portion of these payments all of which were paid as compensation to service organizations and broker/dealers for shareholder service and distribution activities. For the fiscal year ended April 30, 1998, the Distributor received $137,815, $12,538, $22,936, $1,532 and $4,088 from the Mid
Cap Equity Fund, Large Cap Equity Fund, Southeast Equity Fund, Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively pursuant to Class B Plans. However, the Distributor waived fees of $383 and $1,022 for the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and Money Market Fund had not yet commenced operations.) All expenditures for Class B Shares were for compensation to the Distributor for its services as Underwriter of the Funds.

For the fiscal year ended April 30, 1997 the following fees with respect to Class A shares were received by the Distributor: $36,184 for the Mid Cap Equity Fund, $2,690 for the Federal Securities Income Fund and $19,193 for the North Carolina Tax-Free Bond Fund. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, the Distributor received $525 in fees relating to the Class A shares of the Large Cap Equity Fund. For the fiscal year ended April 30, 1997 the following fees with respect to Class B shares were received by the Distributor: $80,683 for the Mid Cap Equity Fund; $1,931 for the Federal Securities Income Fund; and $4,199 for the North Carolina Tax-Free Bond Fund. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, the Distributor received $710 in fees relating to Class B shares of the Large Cap Equity Fund. All expenditures for Class B Shares were for compensation to the Distributor for its services as underwriter of the Funds.


For the fiscal year ended April 30, 1996 the following fees with respect to Class A shares were received by the Distributor: $7,215 for the Mid Cap Equity Fund, $888 for the Federal Securities Income Fund and $5,259 for the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 1996 the following fees with respect to Class B shares were received by the Distributor:
$33,942 for the Mid Cap Equity Fund, $1,696 for the Federal Securities Income Fund and $3,168 for the North Carolina Tax-Free Bond Fund. All expenditures for Class B Shares were for compensation to the Distributor for its services as Underwriter of the Funds.


ADMINISTRATIVE SERVICES

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is the Sponsor and Administrator of the Funds and provides administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, Sub-Adviser, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Directors affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on July 24, 1996, the Directors reviewed and approved an Administration Agreement with BISYS, a Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.


For fiscal year ended April 30, 1998, BISYS received administration fees of $291,936, $94,751, $40,991, $191,079 and $60,117 for the Mid Cap Equity Fund,
the Large Cap Equity Fund, the Southeast Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the same period, BISYS waived fees of $40,456, $5,391 and $42,883 for the Large Cap Equity Fund, the Southeast Equity Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.)


Prior to January 1, 1997, Furman Selz LLC ("Furman Selz") served as Sponsor and Administrator of the Funds. For the fiscal year ended April 30, 1997, BISYS and Furman Selz received a total of $241,593 and $179,087 in administrative services fees from the Mid Cap Equity Fund and the Federal Securities Income Fund, respectively. For the fiscal year ended April 30, 1997, Furman Selz and BISYS earned $60,352 in administrative services fees from the North Carolina Tax-Free Bond Fund of which $43,051 was waived. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, Furman Selz and BISYS earned $46,523 in administrative services fees from the Large Cap Equity Fund of which $23,882 was waived.

For the fiscal year ended April 30, 1996, Furman Selz, the Administrator for that fiscal period, was entitled to the following administrative services fees:

                                            FURMAN SELZ           FURMAN SELZ
                                             ENTITLED               WAIVED
                                            -----------           -----------

Centura Mid Cap Equity Fund                   $172,047              $     0
Centura Federal Securities Income Fund        $156,049              $     0
Centura North Carolina Tax-Free Bond Fund     $ 59,260              $42,761

The Administration Agreement for each was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such parties, at meetings held July 24, 1996 and January 29, 1997 and April 27, 1998. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 90 days written notice to the Administrator, and upon 90 days notice, by the Administrator.

SERVICE ORGANIZATIONS

The Company may also contract with banks, trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS nor the Adviser will be a Service Organization or receive fees for servicing.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                        DETERMINATION OF NET ASSET VALUE

The Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

Investment decisions for the Funds and for the other investment advisory clients of the Adviser and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser (Sub-Adviser for Centura Quality Bond Fund) is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Sub-Adviser generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, Sub-Adviser or BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

The Adviser or Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser or Sub-Adviser. By allocating transactions in this manner, the Adviser or Sub-Adviser can supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or Sub-Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Adviser or Sub-Adviser and their affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

For the fiscal year ended April 30, 1998, the Mid Cap Equity Fund and the Large Cap Equity Fund paid brokerage commissions of $388,152 and $94,016, respectively. For the period from May 2, 1997 (commencement of operations) through April 30, 1998, the Large Cap Equity Fund paid brokerage commissions of $12,775. Of these amounts, none were paid to any affiliated brokers. For the fiscal year ended April 30, 1997, $344,359 was paid in brokerage commissions by the Mid Cap Equity Fund. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, $44,399 was paid in brokerage commissions by the Large Cap Equity Fund. Of these amounts, none were paid to any affiliated brokers. For the fiscal year ended April 30, 1996, $192,075 was paid in brokerage commissions by the Mid Cap Equity Fund. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.

PORTFOLIO TURNOVER


Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for the fiscal year ended April 30, 1998 was 49%, 39%, 121% and 29% for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) through April 30, 1997, the portfolio turnover rate was 71% for the Southeast Equity Fund. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.) The portfolio turnover rate for the fiscal year ended April 30, 1997 was 67%, 26%, and 34% for the Mid Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, the portfolio turnover rate was 24% for the Large Cap Equity Fund.


                                    TAXATION

The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies, or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and similar instruments.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income. The ability to claim foreign tax credits also is subject to holding period requirements.

The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

CENTURA NORTH CAROLINA TAX-FREE BOND FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half (85% for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares.

The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of Centura North Carolina Tax-Free Bond Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Centura North Carolina Tax-Free Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION

The Company is a Maryland corporation established under Articles of Incorporation dated March 1, 1994 and currently consists of seven separately managed portfolios, each of which offers three classes of shares, except that Centura Money Market Fund offers only two classes of shares. The capitalization of the Company consists solely of one billion fifty million (1,050,000,000) shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as custodian of the Company's assets. For the year ended April 30, 1998, Centura Bank earned custodian fees and out-of-pocket expenses of $44,842, $15,560, $26,313 and $11,932 for the Mid Cap Equity Fund, Large Cap Equity Fund, Federal Securities Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, custodian expenses incurred by the Southeast Equity Fund were $12,766. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.) For the periods ended April 30, 1996 and April 30, 1997, respectively, the custodian earned fees of $28,109 and $59,019 for the Mid Cap Equity Fund; $24,580 and $31,324 for the Federal Securities Income Fund; and $12,503 and $15,400 for the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) to April 30, 1997 the custodian earned fees of $23,036 for the Large Cap Equity Fund.

BISYS Fund Services, Inc. ("BFSI") serves as the Company's transfer agent pursuant to a Transfer Agency Agreement. For the fiscal year ended April 30, 1998 BFSI received fees for transfer agency services of $102,555, $10,165, $16,220 and $10,627 for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.) For the period from May 2, 1997 (commencement of operations) to April 30, 1998, BFSI received fees for transfer agency services of $18,453 for the Southeast Equity Fund. For its services rendered during the fiscal year ended April 30, 1997, BFSI and Furman Selz LLC ("Furman Selz"), the Company's transfer agent prior to January 1, 1997, earned $101,541, $13,117 and $11,109 in transfer agent fees for the Mid Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, BFSI and Furman Selz earned $16,260 in transfer agent fees for the Large Cap Equity Fund. For the fiscal year ended April 30, 1996, the Company's prior transfer agent, Furman Selz, earned transfer agent fees of $38,623 for the Mid Cap Equity Fund, $7,326 for the Federal Securities Income Fund and $6,452 for the North Carolina Tax-Free Bond Fund.

Pursuant to a Fund Accounting Agreement, each Fund compensates BFSI $2,500 per month for providing fund accounting services for the Funds. For the fiscal year ended April 30, 1998 BFSI received fees for fund accounting services of $32,519, $31,269, $38,031 and $35,374 for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, BFSI received fees for fund accounting services of $34,581 for the Southeast Equity Fund. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.) For the fiscal year ended April 30, 1997, BFSI and Furman Selz, the Company's prior fund accounting servicer, earned $28,792, $31,735, and $39,742 in fund accounting fees for the Mid Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, BFSI and Furman Selz earned $19,212 in fund accounting fees for the Large Cap Equity Fund. For the fiscal year ended April 30, 1996, the Fund's prior accounting agent, Furman Selz, earned the following fees for their fund accounting services: $32,848 for the Mid Cap Equity Fund, $33,981 for the Federal Securities Income Fund and $41,369 for the North Carolina Tax-Free Bond Fund.


YIELD AND PERFORMANCE INFORMATION

The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

CENTURA MONEY MARKET FUND

The current yield is the net annualized yield based on a specific 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent.

The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in Fund shares of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

            Effective Yield -- [(Base Period Return + 1)365/7] -- 1.

As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses.


OTHER CENTURA FUNDS


Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b + 1)#6-1]/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period; the # indicates that the following single character is an exponent.


The 30-day yield for the period ended October 31, 1998 was as follows: 4.42% and 3.26% for the Class A shares of the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively, and 3.92% and 2.76% for the Class B shares of the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively.

Quotations of tax-equivalent yield for each class of shares of Centura North Carolina Tax-Free Bond Fund will be calculated according to the following formula:

                        TAX EQUIVALENT YIELD = (E) / l-p
                E = tax-exempt yield p = stated income tax rate


Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1 + T)#n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid; the # indicates that the following single character is an exponent. Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

                             PERFORMANCE INFORMATION

                              TOTAL RETURN SUMMARY
                           THE CENTURA FUNDS (A CLASS)
                            PERIOD ENDED MAY 31, 1998

                              NO LOAD TOTAL RETURN


                                                 AGGREGATE RETURNS                      AVERAGE ANNUAL RETURNS
                                              ------------------------             ----------------------------------
                                        INCEPTION                                SINCE
     FUND                                 DATE      YEAR TO DATE   QUARTERLY   INCEPTION   1 YEAR   3 YEAR  5 YEAR   10 YEAR
     ----                               ---------   ------------   ---------   ---------   ------   ------  ------   -------
Centura Mid Cap Equity Fund............  12/31/90        9.01%         3.26%      19.43%    24.85%   26.13%   18.81%     NA
Centura Large Cap Equity Fund..........  12/31/90        3.62%         0.25%      15.70%    21.10%   22.43%   16.31%     NA
Centura Southeast Equity Fund..........  01/01/95        7.93%         3.11%      24.24%    33.61%   23.95%      --      --
Centura Federal Securities Fund........  12/31/90        2.56%         1.49%       6.18%     8.28%    5.84%    5.17%     NA
Centura North Carolina Tax-Free Fund...  01/31/91        1.74%         0.97%       5.21%     7.77%    5.64%    4.88%     NA


                             SUBJECT TO SALES LOAD

                                                   AGGREGATE RETURNS                           AVERAGE ANNUAL RETURNS
                                               ------------------------                    ----------------------------------
                                          INCEPTION                                SINCE
     FUND                                   DATE      YEAR TO DATE   QUARTERLY   INCEPTION   1 YEAR   3 YEAR  5 YEAR   10 YEAR
     ----                                 ---------   ------------   ---------   ---------   ------   ------  ------   -------
Centura Mid Cap Equity Fund..............  12/31/90        4.12%        (1.39)%   18.68%    19.25%   24.21%   17.71%     NA
Centura Large Cap Equity Fund............  12/31/90       (1.05)%       (4.29)%   14.98%    15.70%   20.54%   15.23%     NA
Centura Southeast Equity Fund............  01/01/95        3.06%        (1.55)%   22.55%    27.57%   22.06%      --      --
Centura Federal Securities Fund..........  12/31/90       (0.27)%       (1.31)%    5.79%     5.32%    4.86%    4.59%     NA
Centura North Carolina Tax-Free Fund.....  01/31/91       (1.01)%       (1.85)%    4.82%     4.76%    4.66%    4.30%     NA


                                                                SALES LOAD
                                                                ----------
The Centura Mid Cap Equity Fund.............................      4.50%
The Centura Large Cap Equity Fund...........................      4.50%
The Centura Southeast Equity Fund...........................      4.50%
The Centura Federal Securities Fund.........................      2.75%
The Centura North Carolina Tax-Free Fund....................      2.75%


    The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

     Centura Funds Distributor, Inc. is the Distributor for The Centura Group of Funds.

                              TOTAL RETURN SUMMARY
                           THE CENTURA FUNDS (B CLASS)

                            PERIOD ENDED MAY 31, 1998

                              NO CDSC TOTAL RETURN


                                                    AGGREGATE RETURNS                      AVERAGE ANNUAL RETURNS
                                                 ------------------------                 ------------------------

                                        INCEPTION                              SINCE
FUND                                      DATE     YEAR TO DATE   QUARTERLY   INCEPTION   1 YEAR   3 YEAR   5 YEAR   10 YEAR
----                                    ---------  ------------   ---------   ---------   ------   ------   ------   -------
Centura Mid Cap Equity Fund...........  12/31/90       8.64%        3.02%      18.74%     23.83%   25.18%   18.01%     NA
Centura Large Cap Equity Fund.........  12/31/90       3.34%        0.07%      15.05%     20.27%   21.64%   15.63%     NA
Centura Southeast Equity Fund.........  01/01/95       7.54%        2.90%      23.51%     32.45%   23.16%      --      --
Centura Federal Securities Fund.......  12/31/90       2.36%        1.27%       5.56%      7.65%    5.17%    4.51%     NA
Centura North Carolina Tax-Free Fund..  01/31/91       1.63%        0.85%       4.65%      7.24%    5.01%    4.27%     NA


                                CDSC TOTAL RETURN

                                                    AGGREGATE RETURNS                      AVERAGE ANNUAL RETURNS
                                                 ------------------------                 ------------------------

                                        INCEPTION                              SINCE
FUND                                      DATE     YEAR TO DATE   QUARTERLY   INCEPTION   1 YEAR   3 YEAR   5 YEAR   10 YEAR
----                                    ---------  ------------   ---------   ---------   ------   ------   ------   -------
Centura Mid Cap Equity Fund...........  12/31/90       3.64%        (1.98)%    18.74%     19.06%   24.54%   17.91%     NA
Centura Large Cap Equity Fund.........  12/31/90      (1.66)%       (4.92)%    15.05%     15.27%   20.96%   15.52%     NA
Centura Southeast Equity Fund.........  01/01/95       2.54%        (2.10)%    23.16%     27.45%   22.50%     --       --
Centura Federal Securities Fund.......  12/31/90      (0.64)%       (1.73)%     5.56%      4.65%    4.26%    4.34%     NA
Centura North Carolina Tax-Free Fund..  01/31/91      (1.37)%       (2.15)%     4.65%      4.24%    4.10%    4.10%     NA


CONTINGENT DEFERRED SALES CHARGE:

     Shares redeemed within 5 years of purchase are subject to a CDSC equal to a percentage of the lesser of the purchase NAV or the redemption NAV. The contingent deferred sales charge will not be imposed on increases above the beginning NAV or shares purchased through the reinvestment of dividends or capital gains.

                        CONTINGENT DEFERRED SALES CHARGE

                              Centura Mid Cap Equity Fund       Centura Federal Securities Income Fund
                             Centura Large Cap Equity Fund      Centura North Carolina Tax-Free Fund
Years Since Purchase         Centura Southeast Equity Fund           Centura Quality Bond Fund
--------------------         ------------------------------     ---------------------------------------
     1..............                      5.0%                                  3.0%
     2..............                      4.0%                                  3.0%
     3..............                      3.0%                                  3.0%
     4..............                      2.0%                                  2.0%
     5..............                      1.0%                                  1.0%
     6..............                        0%                                    0%

     The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

     Centura Funds Distributor, Inc. is the Distributor for Centura Funds.

                     NOTES ABOUT THE PERFORMANCE INFORMATION

(a) BACKGROUND OF THE FUNDS


     From 1/1/91 to 5/31/94 (conversion date), Centura Mid Cap Equity Fund and Centura Federal Securities Income Fund were bank collective trust funds maintained and managed by Centura Bank, and from 2/1/91 to 5/31/94 (conversion date), Centura North Carolina Tax-Free Bond Fund was a common trust fund maintained and managed by Centura Bank. From 1/91 to 9/30/96 (conversion date), Centura Large Cap Equity Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/95 to 4/30/97 (conversion date), Centura Southeast Equity Fund was a bank common trust fund maintained and managed by Centura Bank. Bank collective and common trust funds are not required to register as investment companies under the Investment Company Act of 1940. Accordingly, performance achieved by a Fund's predecessor collective or common trust fund reflects performance prior to the Fund's commencement of operations as a series of a registered investment company. The investment objectives, strategies and policies of each of these Funds prior to its conversion from the bank common or collective fund predecessor to a registered mutual fund were in all material respects equivalent to those of its successor registered mutual fund.


(b) HOW THE PERFORMANCE INFORMATION WAS CALCULATED

     Investment performance for the Funds during their maintenance as common or collective trust funds has been calculated on a monthly basis utilizing the Bank

Administration Institute's recommended time-weighted rate of return method to compute the investment performance reflected in the above Schedule.


     The performance figures assume the maximum sales load, reinvestment of dividends and interest and include the cost of brokerage commissions. The investment performance excludes taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts. Bank common and collective trust funds are not subject to certain expenses normally incurred by a mutual fund, such as advisory, administrative, transfer and fund accounting agent and 12b-1 fees. Thus, the performance figures, for periods prior to conversion to registered funds have been adjusted, on a monthly basis, to reflect the impact of the higher contractual expense ratios for the registered funds at the time of the conversion.


     It should be noted, however, that the bank-maintained common and collective trust funds are not subject to the same tax and regulatory requirements, including certain investment restrictions, applicable to registered mutual funds. These regulatory and tax requirements could have adversely affected the performance of the Funds' collective and common trust fund predecessors.

     In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

     Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

INDEPENDENT ACCOUNTANTS

KPMG Peat Marwick LLP serves as the independent accountants for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C., 20006, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the period ended April 30, 1998 (the "Annual Report") are incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to Centura Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 442-3688. Also incorporated by reference herein are semi-annual financial statements for the Funds (unaudited) for the period ended October 31, 1998.


The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by McGladrey & Pullen LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                               CENTURA FUNDS, INC.
                                 (THE "COMPANY")

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (800) 442-3688

                                  CENTURA BANK
                               INVESTMENT ADVISER

                               SOVEREIGN ADVISERS
                                  SUB-ADVISER

                               BISYS FUND SERVICES
                            ADMINISTRATOR AND SPONSOR

                         CENTURA FUNDS DISTRIBUTOR, INC.
                                   DISTRIBUTOR

                               CENTURA FUNDS, INC.
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                         GENERAL AND ACCOUNT INFORMATION
                                 (800) 442-3688

                       STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS C SHARES


This Statement of Additional Information ("SAI") describes Class C shares of the seven funds (the "Funds") advised by Centura Bank (the "Adviser"). The Funds are:

    --   Centura Mid Cap Equity Fund
    --   Centura Large Cap Equity Fund
    --   Centura Southeast Equity Fund
    --   Centura Federal Securities Income Fund
    --   Centura North Carolina Tax-Free Bond Fund
    --   Centura Money Market Fund
    --   Centura Quality Bond Fund


Each Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

The Company is offering an indefinite number of shares of each class of each

Fund. In addition to Class C shares, Centura Money Market Fund also offers Class A shares with no front-end sales charge. Each other Fund also offers Class A shares, subject to a front-end sales charge (unless waived) and Class B shares subject to a contingent deferred sales charge (unless waived) on redemptions within five years of purchase. See "Other Information Capitalization" in the prospectus.


This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectuses for Centura Money Market Fund, dated April 29, 1998, for Centura Quality Bond Fund, dated April 24, 1999 and for the other Funds dated August 1, 1998 (collectively, the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information numbers printed above.

April 24, 1999

                                TABLE OF CONTENTS

                                                                           PAGE

INVESTMENT POLICIES.......................................................
    Bank Obligations......................................................
    Commercial Paper......................................................
    Convertible Securities................................................
    Corporate Debt Securities.............................................
    Repurchase Agreements.................................................
    Repurchase Agreements.................................................
    Variable and Floating Rate Demand and Master Demand Notes.............
    Loans of Portfolio Securities.........................................
    Foreign Securities....................................................
    Forward Foreign Currency Exchange Contracts...........................
    Interest Rate Futures Contracts.......................................
    Stock Index Futures Contracts.........................................
    Option Writing and Purchasing.........................................
    Options on Futures Contracts..........................................
    Risks of Futures and Options Investments..............................
    Limitations on Futures Contracts and Options on Futures Contracts.....
    North Carolina Municipal Obligations..................................
    Securities of Other Investment Companies..............................

INVESTMENT RESTRICTIONS...................................................

MANAGEMENT................................................................
    Directors and Officers................................................
    Investment Adviser....................................................
    Distribution of Fund Shares...........................................
    Administrative Services...............................................

DETERMINATION OF NET ASSET VALUE..........................................

PORTFOLIO TRANSACTIONS....................................................
    Portfolio Turnover....................................................

TAXATION..................................................................
    Centura North Carolina Tax-Free Bond Fund.............................

OTHER INFORMATION.........................................................
    Capitalization........................................................
    Voting Rights.........................................................
    Custodian, Transfer Agent and Dividend Disbursing Agent...............
    Yield and Performance Information.....................................
    Independent Accountants...............................................
    Counsel...............................................................
    Registration Statement................................................
    Financial Statements..................................................

                               INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

Reference herein to "Adviser" include any sub-adviser, if applicable.

BANK OBLIGATIONS (ALL FUNDS). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks the obligations of which the Funds may purchase are set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

CONVERTIBLE SECURITIES (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND, CENTURA SOUTHEAST EQUITY FUND AND CENTURA QUALITY BOND FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

CORPORATE DEBT SECURITIES (ALL FUNDS). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

FOREIGN SECURITIES (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND, CENTURA SOUTHEAST EQUITY FUND AND CENTURA QUALITY BOND FUND). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Since Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Southeast Equity Fund may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Funds' portfolios, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SOUTHEAST EQUITY FUND). Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Southeast Equity Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

INTEREST RATE FUTURES CONTRACTS (CENTURA FEDERAL SECURITIES INCOME FUND, CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA QUALITY BOND FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SOUTHEAST EQUITY FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the purchase level and the index level at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Southeast Equity Fund will utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which that Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. These Funds also may buy or sell stock index futures contracts to close out existing futures positions.

OPTION WRITING AND PURCHASING (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than tradedge- traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

RISKS OF FUTURES AND OPTIONS INVESTMENTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET
FUND). A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by a Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

NORTH CAROLINA MUNICIPAL OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA QUALITY BOND FUND). The ability of Centura North Carolina Tax-Free Bond Fund to achieve its investment objective depends on the ability of issuers of North Carolina Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

North Carolina Municipal Obligations are debt securities issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from regular federal and North Carolina income taxes.

North Carolina municipal bonds are issued for various public purposes, including the construction of housing, pollution abatement facilities, health care and prison facilities, and educational facilities.

Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission ("SEC"). However, there have been proposals which could lead to future regulations of these securities by the SEC.


MUNICIPAL LEASE OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA QUALITY BOND FUND). Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, the Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.


SECURITIES OF OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in securities issued by the other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA MONEY MARKET FUND). A Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the Investment Company Act of 1940. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

Each Fund (other than Centura Money Market Fund), except as indicated, may not:

     (1) with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes; a Fund will make no purchase if its outstanding borrowings exceed 5% of its total assets;

     (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities;

     (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (5) Make loans, except that a Fund may (a) lend its portfolio securities,
     (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

     (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

     (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

     (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).


For restriction number 1, above, with respect to Centura North Carolina Tax-Free Bond Fund, the state of North Carolina and each of its political subdivisions, as well as each district, authority, agency or instrumentality of North Carolina or of its political subdivisions will be deemed to be a separate issuer, and all indebtedness of any issuer will be deemed to be a single class of securities. Securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. Restriction number 6, above, will prevent Centura North Carolina Tax-Free Bond Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free Municipal Obligations. For purposes of investment restriction number (1), Centura Quality Bond Fund considers a Municipal Obligation to be issued by the government entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a nongovernmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment restriction (2). For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of restriction number 7, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.


With respect to Centura Money Market Fund, only:

    (1) The Fund has elected to be qualified as a diversified series of an open-end investment company.

    (2) The Fund may not purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities (including repurchase agreements with respect to such investments) and provided also that the Fund may invest more than 25% of its assets in instruments issued by domestic banks.

    (3) The Fund may not borrow money, except as permitted under the Investment Company Act to 1940, as amended, and as interpreted from time to time by regulatory authority having jurisdiction, from time to time.

    (4) The Fund may not make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

    (5) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

    (6) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

    (7) The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

    (8) The Fund may not purchase physical commodities or contracts relating to physical commodities.

The following policies apply to each of the Funds other than Centura Money Market Fund and Centura Quality Bond Fund. These are non-fundamental and may be changed by the Board of Directors without shareholder approval. These policies provide that a Fund, except as otherwise specified, may not:


(a) Invest in companies for the purpose of exercising control or management;

(b) Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and
    (ii) the equity and fixed income funds may invest up to 10% of their net assets in shares of other investment companies;

(c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

(e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

(f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

(g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;

(h) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;

(i) Invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

(j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.



                                  POSITION WITH
NAME, ADDRESS AND AGE               COMPANY             PRINCIPAL OCCUPATION

Leslie H. Garner, Jr.               Director         President, Cornell College.
Cornell College
600 First Street West
Mount Vernon, IA 52314-1098
Age: 45

James H. Speed, Jr.                 Director         Hardee's Food Systems,
1233 Hardee's Blvd.                                  Inc. -- Vice President
Rocky Mount, NC  27802                               Controller (1991-present);
Age: 43                                              Deloitte & Touche
                                                     -- Senior Audit Manager
                                                     (1979-1991).

Frederick E. Turnage                Director         Attorney.
149 North Franklin St.
Rocky Mount, NC 27628
Age: 60

*Lucy Hancock Bode                  Director         Lobbyist.
P.O. Box 6338
Raleigh, NC 27628
Age: 44

*J. Franklin Martin                 Director         President of LandCraft
LandCraft Properties                                 Properties (1978-present).
227 W. Trade Street, Suite 2730
Charlotte, NC 28202
Age: 51

George R. Landreth                  President        BISYS -- Senior Vice
Age: 56                                              President of Client
                                                     Services (1993-present).

Ellen Stoutamire(1)                 Secretary        BISYS -- Registration and
Age: 48                                              Compliance Officer
                                                     (1995-present);
                                                     Attorney -- private
                                                     practice (1990-1995).

                                  POSITION WITH
NAME, ADDRESS AND AGE               COMPANY             PRINCIPAL OCCUPATION


Joel Engle(1)                Assistant Treasurer     BISYS -- Vice President-
Age: 33                    Principal and Financial   (1998-present); The
                                                     Northern Trust Company--
                                                     Vice President (1995-98);
                                                     previously, Ernst & Young
                                                     LLP Investment Company
                                                     Services Group - Audit
                                                     Manager.



(1) Address is 3435 Stelzer Road, Columbus, Ohio 43219.


Directors of the Company who are not directors, officers or employees of the Adviser or the Administrator receive from the Company an annual retainer of $3,000 (plus $750 for serving on the Board's Audit Committee) and a fee of $750 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of the Adviser or the Administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 1998.

                                                  PENSION OR                                   TOTAL
                                                  RETIREMENT                                COMPENSATION
                               AGGREGATE       BENEFITS ACCRUED      ESTIMATED ANNUAL      FROM FUND AND
NAME OF PERSON,               COMPENDATION     AS A PART OF FUND      BENEFITS UPON        FUND CONMPLEX
   POSITION                    FROM FUND           EXPENSES             RETIREMENT       PAID TO DIRECTORS
---------------               ------------     -----------------      ---------------    -----------------
Leslie H. Garner, Jr             $5,700               -0-                   -0-                $5,700
James H. Speed, Jr.              $5,200               -0-                   -0-                $5,200
Frederick E. Turnage             $5,700               -0-                   -0-                $5,700
Lucy Hancock Bode                $5,200               -0-                   -0-                $5,200
J. Franklin Martin               $5,200               -0-                   -0-                $5,200


As of July 30, 1998, the Officers and Directors of the Company, as a group, own less than 1% of the outstanding shares of the Funds.

As of July 30, 1998, the following individuals owned 5% or more of the Class C shares of the Funds:


                           CENTURA MID CAP EQUITY FUND

                                            SHARES OWNED     PERCENTAGE OWNED
                                            ------------      ----------------

Centura Bank                               3,196,665.113           29.16%*
Cash Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

Centura Bank                                7,601,758.898          69.33%*
Reinvest Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

* Disclaims beneficial ownership.



                     CENTURA FEDERAL SECURITIES INCOME FUND

                                            SHARES OWNED      PERCENTAGE OWNED
                                            ------------      ----------------

Centura Bank                               5,362,303.839           42.28%*
Cash Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

Centura Bank                               7,241,229.712           57.09%*
Reinvest Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

* Disclaims beneficial ownership.


                        NORTH CAROLINA TAX-FREE BOND FUND

                                            SHARES OWNED      PERCENTAGE OWNED
                                            ------------      ----------------
Centura Bank                                3,591,554.016          96.22%*
Cash Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

* Disclaims beneficial ownership.



                          CENTURA LARGE CAP EQUITY FUND

                                            SHARES OWNED      PERCENTAGE OWNED
                                            ------------      ----------------

Centura Bank                               2,632,579.574           52.38%*
Reinvest Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

Centura Bank                               2,362,841.710           47.01%*
Cash Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

* Disclaims beneficial ownership.


                          CENTURA SOUTHEAST EQUITY FUND

                                            SHARES OWNED      PERCENTAGE OWNED
                                            ------------      ----------------

Centura Bank                                1,246,231.451           55.68%*
Reinvest Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

Centura Bank                                  968,934.981           43.29%*
Cash Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220


* Disclaims beneficial ownership.

                            CENTURA MONEY MARKET FUND

                                            SHARES OWNED      PERCENTAGE OWNED
                                            ------------      ----------------

Centura Bank                               46,448,862.490          95.90%*
Cash Account
Attn: Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

* Disclaims beneficial ownership.

INVESTMENT ADVISER

Centura Bank (the "Adviser") 131 North Church Street, Rocky Mountain, North Carolina 27802, serves as investment adviser to the Funds. For these services, the Adviser receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are 0.70% for Centura Mid Cap Equity Fund, 0.70% for Centura Large Cap Equity Fund, 0.30% for Centura Federal Securities Income Fund, 0.35% for Centura North Carolina Tax-Free Bond Fund, 0.70% for Centura Southeast Equity Fund, 0.60% for Centura Quality Bond Fund and 0.30% for Centura Money Market Fund.

Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.


The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than Centura Large Cap Equity Fund, Centura Southeast Equity Fund, Centura Quality Bond Fund and Centura Money Market Fund, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.

With respect to Centura Large Cap Equity Fund, Centura Southeast Equity Fund, Centura Quality Bond Fund and Centura Money Market Fund, respectively, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Southeast Equity Fund), January 27, 1999 (for Centura Quality Bond Fund) and April 27, 1998 (for Centura Money Market
Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Large

Cap Equity Fund), January 29, 1997 (for Southeast Equity Fund), January 27, 1999 (for Centura Quality Bond Fund) and June 1, 1998 (for Centura Money Market
Fund). This Agreement, as it relates to all Centura Funds (except Centura Money Market Fund), was re-approved at the April 27, 1998 Board of Directors Meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

For the fiscal year ended April 30, 1998, the Adviser received Advisory fees in the amount of $1,362,369, $442,170, $191,290, $382,159 and $140,332 from the Mid
Cap Equity Fund, Large Cap Equity Fund, Southeast Equity Fund, Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the year ended April 30, 1998, the Advisor waived fees in the amount of $214,769, $25,157 and $100,237 for the Large Cap Equity Fund, Southeast Equity Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Centura Quality Bond Fund and Money Market Fund had not yet commenced operations.) For the fiscal year ended April 30, 1997, the Adviser received $1,127,435 from the Mid Cap Equity Fund and $358,174 from the Federal Securities Income Fund in advisory fees. The Adviser was entitled to $140,821 from the North Carolina Tax-Free Bond Fund and $217,106 from the Large Cap Equity Fund, but waived $100,587 and $105,451, respectively. For the fiscal year ended April 30, 1996, the Adviser received the following in advisory fees:
$802,888 from the Mid Cap Equity Fund, $312,098 from the Federal Securities Income Fund and was entitled to $138,274 from the North Carolina Tax-Free Bond Fund but waived $99,774.


SUB-ADVISER


Sovereign Advisers, 6302 Fairview Road, Suite 450, Charlotte, North Carolina 28210, serves as sub-adviser to Centura Quality Bond Fund. For its services to that Fund, it receives a fee from the Adviser at an annual rate of 0.30% based on the Fund's average daily net assets. The Sub-Advisory Agreement contains provisions similar to the Investment Advisory Agreement regarding non-exclusivity and conditions for continuation and termination provided that the Adviser may also terminate the Sub-Advisory Agreement. The Sub-Advisory Agreement is effective as of May 3, 1999 and its continuation beyond May 3, 2001 is subject to conditions similar to those described above the Investment Advisory Agreement.


DISTRIBUTION OF FUND SHARES

Centura Funds Distributor, Inc. (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Service and distribution plans (the "Plans") have been adopted by each of the Funds for Class A shares and by each Fund (except Centura Money Market Fund) for Class B shares providing for different rates of fee payment with respect to each of those classes of shares, as described in the Prospectus. No Plan has been adopted for Class C shares.

ADMINISTRATIVE SERVICES

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is the Sponsor and Administrator of the Funds and provides administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, Sub-Adviser, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Directors affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on July 24, 1996, the Directors reviewed and approved an Administration Agreement with BISYS, a Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

For fiscal year ended April 30, 1998, BISYS received administration fees of $291,936, $94,751, $40,991, $191,079 and $60,117 for the Mid Cap Equity Fund,
the Large Cap Equity Fund, the Southeast Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the same period, BISYS waived fees of $40,456, $5,391 and $42,883 for the Large Cap Equity Fund, the Southeast Equity Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.)

Prior to January 1, 1997, Furman Selz LLC ("Furman Selz") served as Sponsor and Administrator of the Funds. For the fiscal year ended April 30, 1997, BISYS and

Furman Selz received a total of $241,593 and $179,087 in administrative services fees from the Mid Cap Equity Fund and the Federal Securities Income Fund, respectively. For the fiscal year ended April 30, 1997, Furman Selz and BISYS earned $60,352 in administrative services fees from the North Carolina Tax-Free Bond Fund of which $43,051 was waived. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, Furman Selz and BISYS earned $46,523 in administrative services fees from the Large Cap Equity Fund of which $23,882 was waived.

For the period ended April 30, 1996, Furman Selz, the Administrator for that fiscal period, was entitled to the following administrative services fees:

                                               FURMAN SELZ          FURMAN SELZ
                                                ENTITLED              WAIVED
                                               -----------          -----------
Centura Mid Cap Equity Fund                     $172,047             $     0
Centura Federal Securities Income Fund          $156,049             $     0
Centura North Carolina Tax-Free Bond Fund        $59,260             $42,761

The Administration Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Contract or interested persons of such parties, at meetings held July 24, 1996, January 29, 1997 and April 27, 1998. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 60 days written notice to the Administrator, and upon 60 days notice, by the Administrator.

                        DETERMINATION OF NET ASSET VALUE

The Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

Investment decisions for the Funds and for the other investment advisory clients of the Adviser and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser (Sub-Adviser for Centura Quality Bond Fund) is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Sub-Adviser generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, Sub-Adviser or BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

The Adviser or Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser or Sub-Adviser. By allocating transactions in this manner, the Adviser or Sub-Adviser can supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or Sub-Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Adviser and Sub-Adviser and their affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser or Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

For the fiscal year ended April 30, 1998, the Mid Cap Equity Fund and the Large Cap Equity Fund paid brokerage commissions of $388,152 and $94,016, respectively. For the period from May 2, 1997 (commencement of operations) through April 30, 1998, the Large Cap Equity Fund paid brokerage commissions of $12,775. Of these amounts, none were paid to any affiliated brokers. For the fiscal year ended April 30, 1997, $344,359 was paid in brokerage commissions by the Mid Cap Equity Fund. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, $44,399 was paid in brokerage commissions by the Large Cap Equity Fund. Of these amounts, none were paid to any affiliated brokers. For the fiscal year ended April 30, 1996, $192,075 was paid in brokerage commissions by the Mid Cap Equity Fund. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.

PORTFOLIO TURNOVER


Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for the fiscal year ended April 30, 1998 was 49%, 39%, 121% and 29% for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) through April 30, 1998, the portfolio turnover rate was 71% for the Southeast Equity Fund. (As of the fiscal year ended April 30, 1998, the Bond Fund and the Money Market Fund had not yet commenced operations.) The portfolio turnover rate for the fiscal year ended April 30, 1997 was 67%, 26%, and 34% for the Mid Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, the portfolio turnover rate was 24% for the Large Cap Equity Fund.


                                    TAXATION

The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses. In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gain regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In some circumstances, basis adjustments are required in computing gains or loss on dispositions of Fund shares within 90 days after their acquisition where new shares of a regulated investment company are then acquired with a reduced sales load. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and similar instruments.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes.

The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Funds' PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Under recent tax legislation, the federal tax rates on long-term capital gain differ, depending on the length of time the asset giving rise to the capital gain has been held. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income. The ability to claim foreign tax credits also is subject to holding period requirements.

The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

CENTURA NORTH CAROLINA TAX-FREE BOND FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half (85% for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains regardless of how long a shareholder has held Fund shares.

Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of Centura North Carolina Tax-Free Bond Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Centura North Carolina Tax-Free Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION

The Company is a Maryland corporation established under Articles of Incorporation dated March 1, 1994 and currently consists of seven separately managed portfolios, each of which offers three classes of shares, except that Centura Money Market Fund offers only two classes of shares. The capitalization of the Company consists solely of one billion fifty million (1,050,000,000) shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director.

Each Fund may vote separately on items affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as Custodian of the Company's assets. For the year ended April 30, 1998, Centura Bank earned custodian fees and out-of-pocket expenses of $44,842, $15,560, $26,313 and $11,932 for the Mid Cap Equity Fund, Large Cap Equity Fund, Federal Securities Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, custodian expenses incurred by the Southeast Equity Fund were $12,766. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.) For the periods ended April 30, 1996 and April 30, 1997, respectively, the custodian earned fees of $28,109 and $59,019 for the Mid Cap Equity Fund; $24,580 and $31,324 for the Federal Securities Income Fund; and $12,503 and $15,400 for the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) to April 30, 1997 the custodian earned fees of $23,036 for the Large Cap Equity Fund.

BISYS Fund Services, Inc. ("BFSI") serves as the Company's transfer agent pursuant to a Transfer Agency Agreement. For the fiscal year ended April 30, 1998 BFSI received fees for transfer agency services of $102,555, $10,165, $16,220 and $10,627 for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.) For the period from May 2, 1997 (commencement of operations) to April 30, 1998, BFSI received fees for transfer agency services of $18,453 for the Southeast Equity Fund. For its services rendered during the fiscal year ended April 30, 1997, BFSI and Furman Selz LLC ("Furman Selz"), the Company's transfer agent prior to January 1, 1997, earned $101,541, $13,117 and $11,109 in transfer agent fees for the Mid Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, BFSI and Furman Selz earned $16,260 in transfer agent fees for the Large Cap Equity Fund. For the fiscal year ended April 30, 1996, the Company's prior transfer agent, Furman Selz, earned transfer agent fees of $38,623 for the Mid Cap Equity Fund, $7,326 for the Federal Securities Income Fund and $6,452 for the North Carolina Tax-Free Bond Fund.

Pursuant to a Fund Accounting Agreement, each Fund compensates BFSI $2,500 per month for providing fund accounting services for the Funds. For the fiscal year ended April 30, 1998 BFSI received fees for fund accounting services of $32,519, $31,269, $38,031 and $35,374 for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, BFSI received fees for fund accounting services of $34,581 for the Southeast Equity Fund. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.) For the fiscal year ended April 30, 1997, BFSI and Furman Selz, the Company's prior fund accounting servicer, earned $28,792, $31,735 and $39,742 in fund accounting fees for the Mid Cap Equity Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, BFSI and Furman Selz earned $19,212 in fund accounting fees for the Large Cap Equity Fund. For the fiscal year ended April 30, 1996, the Fund's prior accounting agent, Furman Selz, earned the following fees for their fund accounting services: $32,848 for the Mid Cap Equity Fund, $33,981 for the Federal Securities Income Fund and $41,369 for the North Carolina Tax-Free Bond Fund.

YIELD AND PERFORMANCE INFORMATION

The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

CENTURA MONEY MARKET FUND

The current yield is the net annualized yield based on a specific 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent.

The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in Fund shares of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

             Effective Yield -- [(Base Period Return+ 1)365/7] - 1.

As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses.

OTHER CENTURA FUNDS

Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)#6-1]/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period; the # indicates that the following single character is an exponent.

The 30-day yield for Class C shares for the period ended October 31, 1998 were as follows: 4.67% for the Federal Securities Income Fund and 3.51% for the North Carolina Tax Free Bond Fund.


Quotations of tax-equivalent yield for each class of shares of Centura North Carolina Tax-Free Bond Fund will be calculated according to the following formula:

                  TAX EQUIVALENT YIELD = (E)/l-p E = tax-exempt
                        yield p = stated income tax rate

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                          YIELD = 2[(a-b + 1)#6-1]/cd

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid; the # indicates that the following single character is an exponent.

Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                              TOTAL RETURN SUMMARY
                           THE CENTURA FUNDS (C CLASS)

                             MONTH END: MAY 31, 1998

                              NO LOAD TOTAL RETURN

                                                  AGGREGATE RETURNS                             AVERAGE ANNUAL RETURNS
                                                ------------------------                    ----------------------------------
                                    INCEPTION                                      SINCE
     FUND                             DATE     YEAR TO DATE  QUARTERLY  MONTHLY  INCEPTION  1 YEAR  2 YEAR  3 YEAR  5 YEAR 10 YEAR
     ----                           ---------  ------------  ---------  -------  ---------  ------  ------  ------  ------ -------
Centura Mid Cap Equity Fund......... 12/31/90      9.16%       3.32%    (0.78)%   19.84%    25.16%  23.19%  26.40%  19.13%   NA
Centura Large Cap Equity Fund....... 12/31/90      3.73%       0.31%    (1.30)%   16.20%    21.42%  22.07%  22.79%  16.75%   NA
Centura Southeast Equity Fund....... 01/01/95      8.03%       3.18%    (7.00)%   24.70%    33.67%  24.94%  24.38%    --     --
Centura Federal Securities Fund..... 12/31/90      2.67%       1.46%     0.77 %    6.56%     8.44%   7.36%   6.11%   5.49%   NA
Centura North Carolina Tax-Free
  Fund.............................. 01/31/91      1.84%       1.04%     1.65 %    5.60%     8.04%   7.52%   5.91%   5.21%   NA

     The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

     Centura Funds Distributor, Inc. is the Distributor for The Centura Group of Funds.

                     NOTES ABOUT THE PERFORMANCE INFORMATION

(a) BACKGROUND OF THE FUNDS

     From 1/1/91 to 5/31/94 (conversion date), Centura Mid Cap Equity Fund and Centura Federal Securities Income Fund were bank collective trust funds maintained and managed by Centura Bank, and from 2/1/91 to 5/31/94 (conversion date), Centura North Carolina Tax-Free Bond Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/91 to 9/30/96 (conversion date), Centura Large Cap Equity Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/95 to 4/30/97 (conversion date), Centura Southeast Equity Fund was a bank common trust fund maintained and managed by Centura Bank. Bank collective and common trust funds are not required to register as investment companies under the Investment Company Act of 1940. Accordingly, performance achieved by a Fund's predecessor collective or common trust fund reflects performance prior to the Fund's commencement of operations as a series of a registered investment company. The investment objectives, strategies and policies of each of these Funds prior to its conversion from the bank common or collective fund predecessor to a registered mutual fund were in all material respects equivalent to those of its successor registered mutual fund.

(b) HOW THE PERFORMANCE INFORMATION WAS CALCULATED

     Investment performance for the Funds during their maintenance as common or collective trust funds has been calculated on a monthly basis utilizing the Bank Administration Institute's recommended time-weighted rate of return method to compute the investment performance reflected in the above Schedule.

     The performance figures assume the maximum sales load, reinvestment of dividends and interest and include the cost of brokerage commissions. The investment performance excludes taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts. Bank common and collective trust funds are not subject to certain expenses normally incurred by a mutual fund, such as advisory, administrative, transfer and fund accounting agent and 12b-1 fees. Thus, the performance figures, for periods prior to conversion to registered funds have been adjusted, on a monthly basis, to reflect the impact of the higher contractual expense ratios for the registered funds at the time of the conversion. It should be noted, however, that the bank-maintained common and collective trust funds are not subject to the same tax and regulatory requirements, including certain investment restrictions, applicable to registered mutual funds. These regulatory and tax requirements could have adversely affected performance of the Funds' collective and common trust Fund predecessors.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

     Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

                             INDEPENDENT ACCOUNTANTS

KPMG Peat Marwick, LLP serves as the independent accountants for the Company. KPMG Peat Marwick, LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

                                     COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C., 20006, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

                             REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the period ended April 30, 1998 (the "Annual Report") are incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to Centura Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 442-3688. Also incorporated by reference herein are semi-annual financial statements for the Funds (unaudited) for the period ended October 31, 1998.


The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by McGladrey & Pullen LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                               CENTURA FUNDS, INC.
                                 (THE "COMPANY")

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                      GENERAL AND ACCOUNT INFORMATION: (800) 442-3688

                                  CENTURA BANK
                               INVESTMENT ADVISER

                               SOVEREIGN ADVISERS
                                  SUB-ADVISERS

                               BISYS FUND SERVICES
                            ADMINISTRATOR AND SPONSOR

                         CENTURA FUNDS DISTRIBUTOR, INC.
                                   DISTRIBUTOR

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

EXHIBIT DESCRIPTION

   Number

    1(a) -- Articles of Incorporation of Registrant (1)
    1(b) -- Articles Supplementary (7)
    1(c) -- Articles of Amendment (6)
    1(d) -- Form of Articles Supplementary (6)
    1(e) -- Form of Articles Supplementary (9)
    1(f) -- Form of Articles Supplementary (11)

    2 -- ByLaws of Registrant (2)

    3 -- Not applicable

    4(a) -- Form of Master Investment Advisory Contract (4)
    4(b) -- Form of Investment Advisory Contract Supplement (7) 4(c) -- Form of Investment Advisory Contract Supplement (6) 4(d) -- Form of Investment Advisory Contract Supplement (9) 4(e) -- Form of Investment Advisory Contract Supplement (10)

    4(f) -- Form of Investment Advisory Contract Supplement (10)

    4(g) -- Form of Sub-Advisory Agreement (11)

    5(a) -- Form of Distribution Contract (6)
    5(b) -- Form of Dealer and Selling Group Agreement (9)

    6 -- Not applicable

    7 -- Form of Custody Agreement (7)

    8(a) -- Form of Administration Agreement (6)
    8(c) -- Form of Transfer Agency Agreement (6)
    8(d) -- Form of Sub-Transfer Agency Agreement (7)
    8(e) -- Form of Fund Accounting Agreement (6)
    8(f) -- Form of Services Agreement (7)

    9 -- Opinion of Counsel (4)

    10(a) -- Consent of Independent Auditors--filed herewith
    10(b) -- Powers of Attorney (8)

    11 -- Not Applicable

    12 -- Purchase Agreement (3)

    13(a) -- Form of Master Distribution Plan (4)
    13(b) -- Form of Distribution Plan Supplement (3)
    13(c) -- Form of Distribution Plan Supplement (8)
    13(d) -- Form of Distribution Plan Supplement (9)
    13(e) -- Form of Distribution Plan Supplement (10)
    13(f) -- Forms of Distribution Plan Supplements (11)
    13(g) -- Form of Shareholders Services Plan (10)
    13(h) -- Form of Shareholder Services Agreement (10)

    14 -- Financial Data Schedules - (filed herewith)

    15 -- Form of Amended Plan Pursuant to Rule 18f-3 (9)

________________

    1. Filed as part of Post-Effective No. 4 to Registrant's Registration Statement on June 14, 1996.

    2. Filed as part of Registrant's initial Registration Statement on March 1, 1994.

    3. Filed as part of Post-Effective No. 2 to Registrant's Registration Statement on June 30, 1995.

    4. Filed as part of Post-Effective Amendment No. 1 to Registrant's Registration Statement on April 14, 1994.

    5. Filed as part of Post-Effective No. 1 to Registrant's Registration Statement on November 30, 1994.

    6. Filed as part of Post-Effective No. 6 to Registrant's Registration Statement on January 15, 1997.

    7. Filed as part of Post-Effective Amendment No. 7 to Registrant's Registration Statement on March 27, 1997 and incorporated by reference herein.

    8. Filed as part of Post-Effective No. 8 to Registrant's Registration statement on August 28, 1997 and incorporated by reference herein.

    9. Filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on February 13, 1998 and incorporated by reference herein.

    10. Filed as part of Post-Effective Amendment No. 12 to Registrant's Registration Statement on June 1, 1998 and incorporated by reference herein.


    11. Filed with Post-Effective Amendment No. 16 to Registrant's Registration Statement on February 8, 1999 and incorporated herein by reference.


25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None


26.  INDEMNIFICATION

    Reference is made to Article VII of Registrant's Articles of Incorporation.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issues.

27.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER
     ADVISER

    Centura Bank, the investment adviser to Centura Funds, Inc., is a registered investment adviser and a member of the Federal Reserve System. The names of Centura Bank's directors and officers and their business and other connections for at least the past two years are as follows:


                                                   BUSINESS AND OTHER
NAME                             TITLE                CONNECTIONS

Richard H. Barnhardt           Director          Director, Centura Bank;
                                                 President, Properties, Inc.

                                                   BUSINESS AND OTHER
NAME                             TITLE                CONNECTIONS

C. Wood Beasley                Director          Director, Centura Bank;
                                                 Farms, Inc.

Thomas A. Betts, Jr.           Director          Director, Centura Bank;
                                                 Partner, Betts and Company.

Tate Bowers                    Director          Director, Centura Bank;
                                                 Chief Executive Officer,
                                                 Bowers Fibers, Inc.

Ernest L. Evans                Director          Director, Centura Bank;
                                                 President, ELE, Inc.

J. Richard Futrell,      Chairman, Executive     Director, Centura Bank;
                         Officer and Director    Chairman, Chief Executive
                                                 Officer and Director, Centura
                                                 Banks, Inc.

John H. High                   Director          Director, Centura Bank;
                                                 President, John H. High &
                                                 Co., Inc.

Dr. Michael K. Hooker          Director          Director, Centura Bank;
                                                 Chancellor, University of
                                                 North Carolina at Chapel Hill.

William D. Hoover           Executive Vice       Executive Vice President
                               President         and Director, Centura Bank.

Robert L. Hubbard              Director          Director, Centura Bank;
                                                 Vice Chairman, Americal Corp.

William H. Kincheloe           Director          Director, Centura Bank;
                                                 President, Bullock Furniture
                                                 Co., Inc.

Charles T. Lane                Director          Director, Centura Bank;
                                                 Partner, Poyner & Spruill,
                                                 L.L.P.

Robert R. Mauldin           Chairman, Chief      Director, Centura Bank;
                           Executive Officer     Chairman, Chief Executive
                             and Director        Officer, and Director,
                                                 Centura Banks, Inc.

Jack A. Moody                  Director          Director, Centura Bank.


Joseph H. Nelson               Director          Director, Centura Bank;
                                                 President, Davenport Motor
                                                 Company.

                                                   BUSINESS AND OTHER
NAME                             TITLE                CONNECTIONS

Dean E. Painter, Jr.           Director          Director, Centura Bank;
                                                 Chairman, CLG, Inc.

D. Earl Purdue                 Director          Director, Centura Bank;
                                                 President, Brightwood Farm,
                                                 Inc.

O. Tracy Parks III             Director          Director, Centura Bank;
                                                 Partner, Brown & Robbins,
                                                 L.L.P.

Frank L. Pattillo          Group Executive       Director, Centura Bank;
                            Officer, Chief       Group Executive Officer
                           Financial Office      and Chief Financial Officer,
                              and Director       Officer, Centura Bank.

William H. Redding, Jr.        Director          Director, Centura Bank;
                                                 President, Acme-McCrary
                                                 Corporation.

Charles M. Reeves III          Director          Director, Centura Bank;
                                                 President, Reeves Properties,
                                                 Inc.

Cecil W. Sewill, Jr.       President, Chief      President, Chief Operating
                           Operating Officer,    Officer, and Director,
                           and Director          Centura Bank.

George T. Stronach III         Director          Director, Centura Bank;
                                                 Real Estate Developer.

Alexander P. Thorpe III        Director          Director, Centura Bank;
                                                 President, Thorpe & Co., Inc.

Joseph L. Wallace, Jr.         Director          Director, Centura Bank.

William H. Wilkerson       Group Executive       Group Executive Officer
                         Officer and Director    and Director, Centura Banks.

Charles P. Wilkins             Director          Director, Centura Bank;
                                                 Attorney, Broughton, Wilkins &
                                                 Webb, P.A.


1. The above Directors and Officers of Centura Bank can be reached at 131 North Church Street, Rocky Mount, North Carolina 27802.

SUBADVISER


    Sovereign Advisers, a registered investment adviser, is sub-adviser to Centura Quality Bond Fund. The names of Sovereign Advisers' directors and officers and their business and other connections for at least the past two years are as follows:


                                                   BUSINESS AND OTHER
NAME                             TITLE                CONNECTIONS

Jeffrey Randall Hines          President          Position since 1/98;
                                                  President, Optimal Investment
                                                  Advisers, 2/97-1/98; Senior
                                                  Vice President, Fixed Income,
                                                  Sovereign Capital Management,
                                                  Inc., 1/94-2/97.

Andrea Lin Hines        Administrative Partner

The Springs Company             Partner

Kanawha Insurance Company       Partner


28. PRINCIPAL UNDERWRITERS

    (a) Not applicable.

    (b) Centura Funds Distributor, Inc.


                           PRINCIPAL POSITIONS                     POSITIONS AND
   NAME AND                   AND OFFICES                          OFFICES WITH
BUSINESS ADDRESS            WITH UNDERWRITER                        REGISTRANT


Lynn J. Mangum                Chairman/CEO                              None
150 Clove Road
Little Falls, NJ 07424

Robert J. McMullen            Executive Vice                            None
150 Clove Road                President/Treasurer
Little Falls, NJ 07424

J. David Huber                President                                 None
3435 Stelzer Road
Columbus, Ohio 43219

Kevin J. Dell                 Vice President/General                    None
150 Clove Road                Counsel/Secretary
Little Falls, NJ 07424

                              PRINCIPAL POSITIONS                  POSITIONS AND
   NAME AND                       AND OFFICES                      OFFICES WITH
BUSINESS ADDRESS                WITH UNDERWRITER                    REGISTRANT

Mark J. Rybarczyk             Senior Vice President                     None
11 Greenway Plaza
Suite 300
Houston, TX 77046

Dennis Sheehan                Senior Vice President                     None
150 Clove Road
Little Falls, NJ 07424

William Tomko                 Senior Vice President                     None
3435 Stelzer Road
Columbus, Ohio 43219

Dale Smith                    Vice President                            None
3435 Stelzer Road
Columbus, Ohio 43219

Michael Burns                 Vice President                            None
3435 Stelzer Road
Columbus, Ohio 43219

Annamaria Porcaro             Assistant Secretary                       None
150 Clove Road
Little Falls, NJ 07424

      (c)  None


29. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules thereunder will be kept by the Registrant at:

    (1) Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802 (records relating to its functions as investment adviser and records relating to its function as Custodian); and

    (2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio (records relating to the administrator, fund accountant and transfer agency).


30. MANAGEMENT SERVICES

      Not applicable.


31. UNDERTAKINGS

      (a) Not applicable.

      (b) Not applicable.

      (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report and semi-annual report to shareholders upon request and without charge.

      (d) If requested to do so by holders of at least 10% of Registrant's outstanding shares, a meeting of shareholders will be called for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by
      Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Columbus within the State of Ohio on the 22nd day of April, 1999.



                              CENTURA FUNDS, INC.

                              By /s/ GEORGE LANDRETH

                              George Landreth, President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 22nd day of April, 1999.



/s/ George Landreth         President
-------------------------
   George Landreth



/s/ Joel Engle              Assistant Treasurer and Principal
-------------------------   Financial Officer
    Joel Engle



/s/ Leslie H. Garner, Jr.*  Director and Chairman of the Board of
--------------------------  Directors
    Leslie Garner

/s/ James H. Speed, Jr.*    Director
--------------------------
    James H. Speed, Jr.

/s/ Frederick E. Turnage*   Director
--------------------------
    Frederick E. Turnage

/s/ Lucy Hancock Bode*      Director
--------------------------
    Lucy Hancock Bode


*By:  /s/ Olivia Adler
    ----------------------
    Olivia Adler
    Attorney-in-Fact